First Investors Management Company, Inc.
110 Wall Street
New York, New York 10005

October 28, 2011

Dear Shareholder:

We are pleased to enclose the Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) for a special meeting of shareholders of First Investors Life Series Blue Chip Fund (“Blue Chip Fund”), a series of First Investors Life Series Funds (“Trust”), to be held on December 8, 2011.

The purpose of the meeting is to obtain the approval of shareholders for a proposal to reorganize Blue Chip Fund into First Investors Life Series Growth & Income Fund (“Growth & Income Fund”), another series of the Trust. If the reorganization is approved, it will take effect on or about December 16, 2011, or as soon as practicable thereafter once any regulatory approvals have been obtained. At that time, each shareholder of Blue Chip Fund automatically will become a shareholder of Growth & Income Fund and receive shares of Growth & Income Fund having an aggregate net asset value equal to the shareholder’s investment in Blue Chip Fund. The reorganization will not be implemented until certain approvals are obtained from the insurance regulators that oversee the insurance contracts that invest in Blue Chip Fund.

The Trust’s Board of Trustees unanimously approved the reorganization and recommends that shareholders approve it as well. The Board believes that the reorganization will benefit Blue Chip Fund and its shareholders as a result of anticipated lower fees and expenses of Growth & Income Fund. Further, the reorganization is not expected to result in any tax consequences or changes in account values for shareholders. No sales load or commission will be imposed on shareholders in connection with the tax-free exchange of their shares.

This Proxy Statement/Prospectus and the accompanying voting instruction card are being furnished to persons who have invested in Blue Chip Fund through variable annuity contracts or variable life insurance policies issued by First Investors Life Insurance Company (“FIL”). Although FIL is the sole shareholder of Blue Chip Fund, through certain of its separate accounts (“Separate Accounts”), it will vote shares that are attributable to variable annuity contracts or variable life insurance policies in accordance with the votes received from the contract owners. FIL will vote shares attributable to contract owners who do not vote in the same proportion that it votes shares attributable to those who do vote. Since contract owners essentially are entitled to instruct FIL on how to vote shares of Blue Chip Fund attributable to their contract or policy, we refer to them simply as “shareholders” in the Proxy Statement/Prospectus.

Detailed information about the reorganization is contained in the enclosed materials. Please read the enclosed materials carefully before you vote. They contain information important for your decision-making process.

1

Whether or not you plan to attend the meeting in person, your vote is needed. Once you have decided how you will vote, please promptly complete, sign, date and return the enclosed voting instruction card(s). You may receive more than one set of proxy materials if you hold shares in more than one account. Please be sure to vote each voting instruction card you receive.

Sincerely,
Christopher H. Pinkerton
President of First Investors Life Series Funds

2

FIRST INVESTORS LIFE SERIES FUNDS
BLUE CHIP FUND

110 Wall Street
New York, New York 10005
________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be Held on December 8, 2011
________________

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (“Meeting”) of First Investors Life Series Blue Chip Fund (“Blue Chip Fund”), a series of First Investors Life Series Funds (“Trust”), will be held on December 8, 2011, at 110 Wall Street, New York, New York 10005, at 10:00 a.m., Eastern time, for the following purposes:

1.	To approve a Plan of Reorganization and Termination, which provides for the reorganization of Blue Chip Fund into First Investors Life Series Growth & Income Fund, another series of the Trust; and
2.	To transact any other business, not currently contemplated, that may properly come before the Special Meeting (or any adjournments or postponements thereof), in the discretion of the proxies or their substitutes.

Shareholders of record as of the close of business on September 22, 2011, are entitled to notice of and to vote at the Meeting (or any adjournment or postponement thereof).

Please execute and return promptly in the enclosed envelope the accompanying voting instruction card, which is being solicited by the Trust’s Board of Trustees. Returning your voting instruction promptly is important to ensure a quorum at the Meeting and to avoid the costs of additional proxy mailings. You may revoke your voting instruction at any time before it is exercised by the subsequent execution and submission of a revised voting instruction, by giving written notice of revocation to the Fund at any time before the voting instruction is exercised or by voting in person at the Meeting.

By Order of the Board of Trustees,
Mary C. Carty
Secretary

October 28, 2011
110 Wall Street
New York, New York 10005

1

PROXY STATEMENT AND PROSPECTUS
October 28, 2011
________________________

FIRST INVESTORS LIFE SERIES FUNDS
Blue Chip Fund
Growth & Income Fund
________________________

110 Wall Street
New York, New York 10005
1 (800) 423-4026
________________________

This combined Proxy Statement and Prospectus (“Proxy/Prospectus”) is being furnished to shareholders of First Investors Life Series Blue Chip Fund (“Blue Chip Fund”), a series of First Investors Life Series Funds (“Trust”), a Delaware statutory trust, who have invested in Blue Chip Fund through a variable annuity contract or variable life insurance policy offered by First Investors Life Insurance Company (“FIL”). This Proxy/Prospectus provides information regarding the reorganization of Blue Chip Fund into First Investors Life Series Growth & Income Fund (“Growth & Income Fund” and, with Blue Chip Fund, each a “Fund” and together the “Funds”), also a series of the Trust (“Reorganization”). The Reorganization is expected to close on or about December 16, 2011, or as soon thereafter as practicable once any regulatory approvals have been obtained (the “Closing Date”), at which time each shareholder of Blue Chip Fund, in exchange for his or her Blue Chip Fund shares, will receive shares of Growth & Income Fund equal to the value of the shareholder’s Blue Chip Fund shares on the Closing Date. When the Reorganization is complete, Blue Chip Fund will be terminated. The Reorganization will not be implemented until certain approvals are obtained from the insurance regulators that oversee the insurance contracts that invest in the Blue Chip Fund.

This Proxy/Prospectus and the accompanying voting instruction card are being furnished to persons who have invested in Blue Chip Fund through variable annuity contracts or variable life insurance policies issued by FIL. Although FIL is the sole shareholder of Blue Chip Fund, it will vote shares that are attributable to variable annuity contracts and variable life insurance policies in accordance with the votes received from the contract owners. FIL will vote shares attributable to contract owners who do not vote in the same proportion that it votes shares attributable to those who do vote. FIL will also vote shares not attributable to contract holders in the same proportion that it votes shares attributable to contract owners who vote. Since contract owners essentially are entitled to instruct FIL on how to vote shares of Blue Chip Fund attributable to their contract or policy, we will refer to them simply as “shareholders” in this Proxy/Prospectus.

At a special shareholders meeting on December 8, 2011 (the “Meeting”), to be held at 110 Wall Street, New York, New York 10005, at 10:00 a.m., Eastern time (and any adjournments or postponements thereof), shareholders will be asked to approve a Plan of Reorganization and Termination (“Plan”) to effect the Reorganization. Shareholders of record of Blue Chip Fund at the close of business on September 22, 2011 (“Record Date”), are entitled to vote at the Meeting and will receive copies of this Proxy/Prospectus and a voting instruction card, which are expected to be mailed beginning on or about October 31, 2011.

The Board of Trustees of the Trust (the “Board”) has determined to approve the Reorganization, subject to shareholder approval, because of the reasons discussed in the Proxy/Prospectus. Shareholders are advised to read and retain the Proxy/Prospectus for future reference.

The Proxy/Prospectus sets forth concisely information about Growth & Income Fund that investors should know before the Closing Date. Additional information is contained in the following documents:
  The Statement of Additional Information (“SAI”) dated October 28, 2011, relating to the Plan and including pro forma financial statements, which has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated herein by this reference (that is, it legally forms a part of the Proxy/Prospectus) (SEC File No. 333-177000). The SAI accompanies this Proxy/Prospectus.

  Parts I and II of the Statement of Additional Information of the Trust, which contain information relating to Blue Chip Fund and Growth & Income Fund, dated May 1, 2011, which have been filed with the SEC and are incorporated herein by this reference (SEC File Nos. 002-98409; 811-04325).

  The Annual and Semi-Annual Reports to Shareholders of the Funds for the fiscal year ended December 31, 2010 and period ended June 30, 2011, respectively, (SEC File Nos. 002-98409; 811-04325) which have been filed with the SEC and are incorporated herein by this reference.
Copies of any of the above documents are available upon request, without charge, by calling toll free 1 (800) 423-4026 or by writing to Administrative Data Management Corp., Raritan Plaza I, Edison, NJ 08837. Part I and II of the Statement of Additional Information of the Trust, dated May 1, 2011, and the Annual and Semi-Annual Reports to Shareholders of the Funds for the fiscal year ended December 31, 2010 and period ended June 30, 2011 are also available on the First Investor’s web site at www.firstinvestors.com.

THE SEC HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THE PROSPECTUS, OR DETERMINED IF THE PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THE PROXY/PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY BLUE CHIP FUND OR GROWTH & INCOME FUND.

Table of Contents

ABOUT THE REORGANIZATION	4
Comparison of Fees and Expenses	4
Example of Fund Expenses	5
Portfolio Turnover	5
Comparison of Investment Objectives, Strategies and Policies	5
Comparison of Principal Risks	7
Comparative Performance Information	8

ADDITIONAL INFORMATION	10
Investment Adviser	10
Purchase and Sale of Fund Shares	11
Federal Income Tax Considerations	11
Plan of Reorganization and Termination	11
Reasons for the Reorganization	12
Description of the Securities to be Issued	14
Federal Income Tax Consequences of the Reorganization	14
Capitalization	15

VOTING INFORMATION	15

FINANCIAL HIGHLIGHTS	16

OTHER INFORMATION	17
Legal Matters	17
Additional Information	17

APPENDIX A PLAN OF REORGANIZATION AND TERMINATION	A-1

APPENDIX B FINANCIAL HIGHLIGHTS	B-1

APPENDIX C PURCHASE, EXCHANGE, REDEMPTION PROCEDURES AND OTHER INFORMATION	C-1

ABOUT THE REORGANIZATION

The following is a summary of certain information relating to the transaction and is qualified in its entirety by reference to the more complete information contained elsewhere in the Proxy/Prospectus and the attached Appendices.

Due primarily to concerns over Blue Chip Fund’s declining asset size, relative performance and marketability, First Investors Management Company, Inc. (“FIMCO” or the “Adviser”), the investment adviser of Blue Chip Fund, recommended to the Board of Trustees that Blue Chip Fund be reorganized into Growth & Income Fund.

At its meeting on September 15, 2011 and after careful consideration of a number of factors, the Board of Trustees, including the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”) thereof (“Independent Trustees”), concluded that the Reorganization would be in the best interests of each Fund, and that the interests of each Fund’s existing shareholders would not be diluted as a result of the transactions contemplated by the Reorganization. Accordingly, the Board approved the Plan pursuant to which Growth & Income Fund would acquire all of the assets of Blue Chip Fund in exchange solely for the assumption of all the liabilities of Blue Chip Fund and the issuance of shares of Growth & Income Fund to be distributed pro rata by Blue Chip Fund to its shareholders in complete liquidation and termination of Blue Chip Fund. Shareholders will not pay any sales charges or similar transaction charges in connection with the Reorganization.

Among other things, the Reorganization would give Blue Chip Fund’s shareholders the opportunity to participate in a fund with a greater asset base. In addition, shareholders of Blue Chip Fund are expected to experience a reduction in the overall operating expenses paid in connection with their investment in Growth & Income Fund.

As a condition to the Reorganization, the Trust will receive an opinion of counsel substantially to the effect that the Reorganization will be considered a tax-free reorganization under applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Funds and their shareholders would not recognize any gain or loss as a result of the Reorganization. See “Federal Income Tax Consequences of the Reorganization” below for further information.

Blue Chip Fund will bear the costs of the Reorganization (e.g., legal, printing and postage costs), which are estimated at $55,923.

Comparison of Fees and Expenses

The Reorganization is expected to result in lower overall fees and expenses for shareholders of Blue Chip Fund.

The following table describes the fees and expenses of shares of Blue Chip Fund and Growth & Income Fund and the estimated pro forma fees and expenses of shares of Growth & Income Fund after giving effect to the proposed Reorganization (the “Pro Forma Combined Fund”). Expenses for each Fund are based on the operating expenses incurred by shares of Blue Chip Fund and Growth & Income Fund for the fiscal year ended December 31, 2010. The pro forma of the Pro Forma Combined Fund assumes that the Reorganization had been in effect for the same period. The actual fees and expenses of the Funds and of the combined Fund as of the Closing Date may differ from those reflected in the table below. Investments in the Funds can only be made through a variable annuity contract or life insurance policy offered by FIL. These tables do not reflect expenses incurred from investing through a variable annuity contract or life insurance policy offered by FIL. If they were included, the expenses shown in the tables would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Blue Chip Fund	Growth & Income Fund	Growth & Income Pro Forma
			Combined Fund
Management Fees	0.75%	0.75%	0.74%
Distribution and Service
(12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.08%	0.08%	0.07%
Total Annual Fund
Operating Expenses	0.83%	0.83%	0.81%

Example of Fund Expenses

This Example is intended to help you compare the costs of investing between Blue Chip Fund and Growth & Income Fund. The Example assumes that you invested $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Funds’ operating expenses remain the same. Investments in the Funds can only be made through a variable annuity contract or life insurance policy offered by FIL. The table below does not include the expenses you would incur in purchasing such a variable annuity contract or life insurance policy. If they were included, the expenses shown in the Example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Blue Chip Fund				Growth & Income Fund				Growth & Income Pro Forma
								Combined Fund
1	3	5	10	1	3	5	10	1	3	5	10
Year	Years	Years	Years	Year	Years	Years	Years	Year	Years	Years	Years
$85	$265	$460	$1,025	$85	$265	$460	$1,025	$83	$259	$450	$1,002

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect a Fund’s performance. During the most recent fiscal year, Blue Chip Fund’s portfolio turnover rate was 15% of the average value of its whole portfolio and Growth & Income Fund’s portfolio turnover rate was 27% of the average value of its whole portfolio.

Comparison of Investment Objectives, Strategies and Policies

The table included in this section provides a side-by-side comparison of the investment objectives and strategies of Blue Chip and Growth & Income Funds. Each Fund’s investment objective is a non-fundamental policy of the Fund. Non-fundamental policies may be changed by the Board without shareholder approval. Following the Reorganization, the combined Fund will be managed in accordance with the investment objective, policies and strategies of Growth & Income Fund.

As noted in the table, both Funds invest primarily in common stocks. However, their investment objectives are stated in different terms and they have pursued their objectives using different strategies.

For example, Growth & Income Fund’s investment objective is to seek long-term growth of capital and current income while Blue Chip Fund’s objective is to seek high total investment return. Blue Chip Fund has a policy of investing, under normal market circumstances, at least 80% of its net assets in common stocks of “blue chip” companies, defined as large, well-established companies that have market capitalizations of greater than $5 billion (“name rule policy”). Growth & Income Fund does not have a name rule policy and may invest in companies of any size. Growth & Income Fund also seeks to invest in companies that pay dividends, while Blue Chip Fund does not select stocks based on whether the company pays dividends (although stocks in Blue Chip Fund’s portfolio of investments may pay dividends). While both Funds look to select investments that will grow, Growth & Income Fund additionally looks for investments that provide income in the form of dividends.

FIMCO has reviewed Blue Chip Fund’s current portfolio holdings and determined that those holdings generally are compatible with Growth & Income Fund’s investment objective and policies. As a result, FIMCO believes, with respect to the Reorganization, that Blue Chip Fund’s holdings could be transferred to and held by Growth & Income Fund. However, it is expected that some of those holdings may not remain at the time of the Reorganization due to normal portfolio turnover as well as decisions by the portfolio managers not to include certain Blue Chip holdings in the combined Fund’s portfolio. The proceeds of these sales may be held in temporary investments or reinvested in assets that are consistent with Growth & Income Fund’s investment objective and policies. The portion of Blue Chip Fund’s assets that will be liquidated prior to the Reorganization will depend on market conditions and on the decisions by the portfolio managers.

	Blue Chip Fund	Growth & Income Fund
Investment Objective	The Fund seeks high total investment return.	The Fund seeks long-term growth of capital and current income.

Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of “Blue Chip” companies. The Fund defines “Blue Chip” companies as large, well-established companies that have market capitalizations of greater than $5 billion. The Fund will provide shareholders with at least 60 days notice before changing this name rule policy.

No comparable name rule policy. The Fund primarily invests in common stocks that offer the potential for capital growth, current income or both. The Fund generally seeks to invest in common stocks of large-, mid- and small-size companies that have a history of paying dividends. The Fund may invest in non-dividend paying stocks if it cannot identify dividend-paying stocks that it finds attractive.

The Fund uses fundamental research to select stocks of companies that it believes have attractive valuations and growth potential within their respective sectors and industries. Security selection is based on a variety of factors including: the strength of a company’s balance sheet; its record of earnings growth; and its competitive position. The Fund attempts to stay broadly diversified but may emphasize certain industry sectors based on economic and market conditions.

The Fund generally uses a “bottom-up” approach to selecting investments. This means that the Fund generally identifies potential investments through fundamental research and analysis and thereafter focuses on other issues, such as economic trends, interest rates, industry diversification and market capitalization. In deciding whether to buy or sell securities, the Fund considers, among other things, the issuer’s financial strength, management, earnings growth or potential earnings growth and history (if any) of paying dividends.

	The Fund may sell a security if it becomes fully valued, its fundamentals have deteriorated, or alternative investments become more attractive.	Same.

Temporary defensive position
The Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. If it does so, it may not achieve its investment objective. The Fund may also choose not to take defensive positions.
Same.

Comparison of Principal Risks

The principal risks of investing in the Funds are discussed below. Investments in each Fund present risks relating to market risk and security selection risk. Growth & Income Fund has additional risks because it may invest in mid- and small-size companies and generally seeks to invest in common stocks of companies that have a history of paying dividends.

You can lose money by investing in a Fund. The likelihood of a loss is greater if you invest for a shorter period of time. Any investment carries with it some level of risk.

	Blue Chip Fund	Growth & Income Fund
Market Risk	X	X
Security Selection Risk	X	X
Mid-Size and Small-Size		X
Company Risk
Dividend Risk		X

Each Fund is subject to the following risks:

Market Risk. Because both Funds invest primarily in common stocks, they are both subject to market risk. Stock prices may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates or a change in investor sentiment. Stock markets tend to run in cycles with periods when prices generally go up, known as “bull” markets, and periods when stock prices generally go down, referred to as “bear” markets.

While dividend-paying stocks are generally considered less volatile than other stocks, there can be no guarantee that Growth & Income Fund’s overall portfolio will be less volatile than the general stock market. Depending upon market conditions, the income from dividend-paying stocks and other investments may not be sufficient to provide a cushion against general market downturns. Moreover, if Growth & Income Fund cannot identify dividend-paying stocks that it believes have sufficient growth potential, it may have a substantial portion of its portfolio in non-dividend paying stocks.

With respect to Blue Chip Fund, while blue chip companies are generally well-established companies, their stocks may fluctuate substantially in price.

While Blue Chip Fund generally attempts to stay broadly diversified, it may emphasize certain industry sectors based upon economic and market conditions. Blue Chip Fund’s performance could be adversely affected if these industry sectors perform worse than expected.

Security Selection Risk. Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations. This may be a result of specific factors relating to the issuer’s financial condition or operations or changes in the economy, governmental actions or inactions, or changes in investor perceptions regarding the issuer.

Growth & Income Fund is subject to the following additional risks:

Mid-Size and Small-Size Company Risk. The market risk associated with stocks of mid- and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid-and small-size companies tend to experience sharper price fluctuations. The additional volatility associated with mid- to small-size company stocks is attributable to a number of factors, including the fact that the earnings of such companies tend to be less predictable than those of larger, more established companies. Mid- to small-size company stocks are also not as broadly traded as stocks of larger companies. At times, it may be difficult for Growth & Income Fund to sell mid- to small-size company stocks at reasonable prices.

Dividend Risk. At times, Growth & Income Fund may not be able to identify dividend-paying stocks that are attractive investments. The income received by the Fund will also fluctuate due to the amount of dividends that companies elect to pay. Depending upon market conditions, the Fund may not have sufficient income to pay its shareholders regular dividends.

Information on each Fund’s holdings can be found in its most recent semi-annual report and information concerning each Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information. The Statement of Additional Information also describes non-principal investment strategies that each Fund may use, including investing in other types of securities that are not described in this Proxy/Prospectus.

Comparative Performance Information

The following bar charts and table provide some indication of the risks of investing in the Funds. The bar charts show changes in each Fund’s performance from year to year. The table shows how each Fund’s average annual returns for 1, 5 and 10 years compare to those of a broad measure of market performance. Each Fund’s past performance is not necessarily an indication of how that Fund will perform in the future.

The bar charts and table do not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest. If they were included, the returns would be less than those shown.

Prior to October 18, 2006, Growth & Income Fund was known as Growth Fund and was managed pursuant to a different strategy. Growth & Income Fund’s performance likely would have been different had it been following its current investment policies and investment strategies.

Total Annual Returns For Calendar Years Ended December 31

Blue Chip Fund

During the periods shown, the highest quarterly return was 14.60% (for the quarter ended June 30, 2003) and the lowest quarterly return was -19.45% (for the quarter ended December 31, 2008). The Fund’s return for the period from January 1, 2011 through September 30, 2011 was -9.13%.

Total Annual Returns For Calendar Years Ended December 31

Growth & Income Fund

During the periods shown, the highest quarterly return was 17.42% (for the quarter ended June 30, 2009) and the lowest quarterly return was -22.33% (for the quarter ended December 31, 2008). The Fund’s return for the period from January 1, 2011 through September 30, 2011 was -10.00%.

Average Annual Total Returns for the period ended December 31, 2010.

Average Annual Total Returns
	1 Year	5 Years	10 Years
Blue Chip Fund	10.22%	1.67%	-0.83%
Growth & Income Fund	16.19%	2.36%	1.51%
Index
S&P 500 Index (reflects no deduction for fees,
expenses or taxes)	15.06%	2.29%	1.41%

ADDITIONAL INFORMATION

Investment Adviser

FIMCO is the investment adviser to each Fund. FIMCO has been the investment adviser to the First Investors Family of Funds since 1965. Its address is 110 Wall Street, New York, NY 10005. As of August 31, 2011, FIMCO served as investment adviser to 38 mutual funds or series of funds with total net assets of approximately $7.02 billion. FIMCO supervises all aspects of each Fund’s operations.

Edwin D. Miska, Director of Equities, has served as the Portfolio Manager of Growth & Income Fund since 2006 and as Co-Portfolio Manager of Blue Chip Fund since May 2011. Mr. Miska also serves as a Portfolio Manager for certain other First Investors funds and joined FIMCO in 2002 as a Portfolio Manager. Sean Reidy works with Mr. Miska as the Assistant Portfolio Manager of Growth & Income Fund and has served as the Co-Portfolio Manager of Blue Chip Fund since May 2011. He also serves as Co-Portfolio Manager or Assistant Portfolio Manager for certain other First Investors funds. Prior to joining FIMCO in 2010, Mr. Reidy was a proprietary trader at First New York Securities (2008-2010) and served as Co-Portfolio Manager and Research Director at Olstein Capital Management (1996-2007).

For the fiscal year ended December 31, 2010, Blue Chip Fund paid an advisory fee to FIMCO equal to an annual rate of 0.75% of its average daily net assets and Growth & Income Fund paid an advisory fee to FIMCO equal to an annual rate of 0.75% of its average daily net assets.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and each portfolio manager’s ownership of securities in a Fund.

Descriptions of the factors considered by the Board in approving the advisory agreement for each Fund are available in the Semi-Annual Report to Shareholders for the six months ending June 30, 2010 and in the Annual Report to Shareholders for the fiscal year ended December 31, 2010.

The Funds have received an exemptive order from the SEC, which permits FIMCO to enter into new or modified subadvisory agreements with existing or new subadvisers without approval of the Funds’ shareholders but subject to the approval of the Funds’ Board of Trustees. FIMCO has ultimate responsibility, subject to oversight by the Funds’ Board of Trustees, to oversee any subadviser and recommend its hiring, termination and replacement. In addition, there is a rule pending at the SEC, which, if adopted, would permit the Funds to act in such manner without seeking an exemptive order. In the event that a subadviser is added or modified, the prospectus will be supplemented and an information statement will be sent to shareholders of the affected Funds.

Purchase and Sale of Fund Shares

Investments in a Fund can only be made through a purchase of a variable annuity contract or life insurance policy offered by FIL. For information about purchasing or selling a variable annuity contract or life insurance policy, see the Separate Account prospectus. Subject to the terms of the contract or policy you purchased, you may purchase or redeem shares of a Fund on any business day by contacting your financial intermediary in accordance with its policies; by writing to First Investors Life Insurance Company at the following address: Raritan Plaza I, P.O. Box 7836, Edison, NJ 08818; or by calling 1(800) 832-7783.

The Funds’ purchase, exchange, and redemption procedures are the same. See Appendix C for a description of these procedures and other information.

Federal Income Tax Considerations

You will not be subject to federal income tax as the result of purchases or sales of Fund shares by the Separate Accounts or Fund dividends or other distributions to the Separate Accounts. There are tax consequences associated with investing in the variable annuity contracts and variable life insurance policies. These are discussed in the Separate Account prospectus.

Plan of Reorganization and Termination

The terms and conditions under which the Reorganization will be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix A to this Proxy/Prospectus.

The Plan provides for the Reorganization to occur on or about December 16, 2011, or as soon as practicable thereafter once any regulatory approvals have been obtained. The Plan provides that all of the assets of Blue Chip Fund will be transferred to Growth & Income Fund immediately after the close of business, unless the Trust determines otherwise, on the Closing Date (the “Effective Time”). In exchange for the transfer of these assets, Growth & Income Fund will (a) simultaneously issue to Blue Chip Fund at the Effective Time a number of full and fractional Growth & Income Fund shares equal in value to the aggregate net asset value of Blue Chip Fund calculated immediately after the close of regular trading on the New York Stock Exchange, and the declaration of any dividends and/or other distributions, on the date of the Closing and (b) assume all of the liabilities of Blue Chip Fund, including any contingent liabilities with respect to pending or threatened litigation or actions (such as that described in Exhibit 1 of the Plan).

Following that exchange, Blue Chip Fund will distribute all of the shares of Growth & Income Fund pro rata to the Separate Accounts in complete liquidation and termination of Blue Chip Fund. Each shareholder of Blue Chip Fund owning shares at the Effective Time will receive a number of shares of Growth & Income Fund with the same aggregate value as the shareholder had in Blue Chip Fund immediately before the Reorganization. Each account will be credited with the respective pro rata number of full and fractional shares of Growth & Income Fund due to the shareholder of Blue Chip Fund. Blue Chip Fund will then be terminated.

The Board may terminate the Plan and abandon the Reorganization at any time before the Effective Time, if circumstances develop that, in its opinion, make proceeding with the Reorganization inadvisable for either Fund. The completion of the Reorganization also is subject to various conditions, including completion of all filings with, and receipt of all necessary approvals from, the SEC, delivery of a legal opinion regarding the federal income tax consequences of the Reorganization and other customary corporate and securities matters. The Reorganization is also contingent upon receipt of certain approvals from the insurance regulators that oversee the insurance contracts that invest in the Blue Chip Fund. Subject to the satisfaction of those conditions, the Reorganization will take place immediately after the close of business on the Closing Date.

No sales charges or other fees will be imposed in connection with the receipt of Growth & Income Fund shares by shareholders of Blue Chip Fund. To the extent described in the Plan, expenses solely and directly related to the Reorganization (as determined in accordance with guidelines set by the Internal Revenue Service) will be paid by the Blue Chip Fund.

Reasons for the Reorganization

The Board met on August 18 and September 15, 2011 to consider information in connection with the Reorganization. In determining whether to approve the Plan, the Board, including those members who are not “interested persons” (within the meaning of the 1940 Act) (the “Independent Trustees”), with the advice and assistance of independent legal counsel, inquired into and considered a number of matters, including: (1) the terms and conditions of the Reorganization; (2) the compatibility of the investment programs and portfolio holdings of Blue Chip Fund and Growth & Income Fund; (3) the expense ratios of each Fund on a comparative basis and projected pro forma estimated expense ratios; (4) the relative historical performance record of the Funds; (5) the historical asset levels of Blue Chip Fund; (6) sales and redemption activity of each Fund for the past two fiscal years; (7) the continuity of advisory and portfolio management, distribution and shareholder services provided by the Reorganization; (8) any impact on FIMCO as a result of the Reorganization; and (9) the non-recognition of any gain or loss for federal income tax purposes to Blue Chip Fund, Growth & Income Fund or their respective shareholders as a result of the Reorganization. The Board also considered the responses of management to various questions asked at the August 18th and September 15th meetings regarding the Plan and the Reorganization. The Board did not assign specific weights to any of these factors, but it did consider all of them in determining, in its business judgment, to approve the Plan. At the meetings, representatives of FIMCO discussed the rationale for the Reorganization. FIMCO’s representatives explained that Blue Chip Fund has a declining asset base and that its short-, medium- and long-term performance has trailed its peers, making it difficult to attract new assets to the Fund. FIMCO’s representatives explained that reorganizing the Funds would benefit the Blue Chip Fund shareholders by moving them into a fund that has a larger and more stable asset base, that has a better long-term performance history and that is more marketable with the potential for long-term growth. As a result, FIMCO’s representatives recommended reorganizing Blue Chip Fund into Growth & Income Fund.

FIMCO’s representatives stated that the Reorganization is expected to result in lower overall fees and expenses for shareholders of Blue Chip Fund and Growth & Income Fund, even though Growth & Income Fund has the same contractual advisory fee rate as Blue Chip Fund, primarily due to the combined Fund achieving a new breakpoint in its advisory fee rate. FIMCO’s representatives also stated that reorganizing the Funds is expected to result in economies of scale for Blue Chip Fund and Growth & Income Fund as fixed expenses would be dispersed over a larger asset and shareholder base, thereby allowing the shareholders of both Funds to realize a reduction in total operating expenses when the Reorganization is effected.

The Board also considered the historical performance of each Fund for short- and long-term time periods. In this regard, the Board noted that Growth & Income Fund’s performance in comparison to its Lipper peer group was better than Blue Chip Fund’s performance in comparison to its Lipper peer group for the one-year, five-year and ten-year periods ending December 31, 2010 and August 31, 2011.

FIMCO’s representatives also noted that the interests of the shareholders of each Fund would not be diluted by the Reorganization because the Reorganization would be effected on the basis of each Fund’s net asset value.

FIMCO’s representatives noted that the portfolio holdings of Blue Chip Fund generally are compatible with Growth & Income Fund’s investment objective and policies. In that regard, FIMCO noted that a significant portion of the securities held by each Fund are the same.

FIMCO’s representatives further noted that Blue Chip Fund will bear all of the costs of the Reorganization (e.g., legal, printing and postage costs) and all of the brokerage and similar expenses associated with any restructuring of the Fund’s portfolio that occurs prior to the Reorganization.

The Board also considered the potential liabilities (as described in the Plan attached as Appendix A) that would be assumed by Growth & Income Fund as part of the Reorganization and considered management’s representations regarding the uncertainty relating to any potential liabilities and, if they existed, their magnitude. Further, the Board considered that the annual and semi-annual reports of Growth & Income Fund would include disclosure regarding such potential liabilities going forward, thereby notifying Growth & Income Fund shareholders of such liabilities once the Reorganization was completed. FIMCO then recommended that the Board approve the Reorganization.

In reaching the decision to approve the Reorganization, the Board, including the Independent Trustees, concluded that the participation of Blue Chip Fund and Growth & Income Fund in the Reorganization would be in each Fund’s best interests and that the interests of each Fund’s shareholders would not be diluted as a result of the Reorganization. The Board’s conclusion was based on a number of factors, including the following:
  The Reorganization will permit shareholders in Blue Chip Fund to benefit by becoming shareholders of Growth & Income Fund because Growth & Income Fund has larger and more stable asset levels.

  Shareholders will not incur any sales loads or similar transaction charges as a result of the Reorganization.

  Each Fund is managed by FIMCO and has the same portfolio managers and service providers.

  Reorganizing the Funds is expected to result in economies of scale for Blue Chip Fund and Growth & Income Fund as fixed expenses would be dispersed over a larger asset and shareholder base.

  It is anticipated that the Reorganization would cause the combined Fund to achieve its next breakpoint in its advisory fee, causing assets above that breakpoint to be assessed at the lower advisory fee rate of 0.72%.

  The Reorganization is being structured as a tax-free reorganization under the Code and, therefore, the Reorganization will be tax neutral to the Funds.
On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, voted unanimously to approve the Reorganization at its September 15, 2011 meeting.

Description of the Securities to be Issued

The shareholders of Blue Chip Fund will receive shares of Growth & Income Fund in accordance with the procedures provided for in the Plan. Such shares will be fully paid and non-assessable by Growth & Income Fund when issued and will have no preemptive or conversion rights.

The Trustees of the Trust are authorized to issue an unlimited number of shares of beneficial interest without par value. Shares of a Fund represent an equal beneficial interest in the assets of that Fund, have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions.

The Trust is not required to hold annual shareholder meetings unless required by law. If requested in writing to do so by the holders of at least 10% of a Fund’s outstanding shares entitled to vote, as specified in the By-Laws, or when ordered by the Trustees or the President, the Secretary will call a special meeting of shareholders for the purpose of taking action upon any matter requiring the vote of the shareholders or upon any other matter as to which a vote is deemed by the Trustees or the President to be necessary or desirable.

Federal Income Tax Consequences of the Reorganization

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(D) of the Code.

As a condition to consummation of the Reorganization, the Trust, on behalf of each Fund, will receive an opinion of K&L Gates LLP, its counsel (“Opinion”), substantially to the effect that, based on the facts and assumptions stated therein as well as certain representations of the Trust being true and complete at the Effective Time and conditioned on the Reorganization’s being completed in accordance with the Plan (without the waiver or modification of any terms or conditions to the Plan and without taking into account any amendment to the Plan that K&L Gates has not approved), for federal income tax purposes:

(1)
The Reorganization will qualify as a “reorganization” (as defined in Section 368(a)(1)(D) of the Code), and each Fund will be a “party to a reorganization” (within the meaning of Section 368(b) of the Code).

(2)	The Funds will recognize no gain or loss on the Reorganization.

(3)	The shareholders will not recognize any gain or loss on the exchange of Blue Chip Fund shares for Growth & Income Fund shares.

(4)	The holding period for and aggregate tax basis in the Growth & Income Fund shares a shareholder receives pursuant to the Reorganization will include the holding period for, and will be the same as the aggregate tax basis in, respectively, the Blue Chip Fund shares the shareholder holds immediately prior to the Reorganization (provided the shareholder holds the shares as capital assets at the Effective Time).

(5)	Growth & Income Fund’s holding period for each asset Blue Chip Fund transfers to it will include Blue Chip Fund’s holding period therefor (except where Growth & Income Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period), and Growth & Income Fund’s tax basis in each such asset will be the same as Blue Chip Fund’s tax basis therein immediately prior to the Reorganization.

Notwithstanding clauses (2) and (5), the Opinion may state that no opinion is expressed as to the effect of the Reorganization on a Fund or any shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

At or immediately before the Effective Time, Blue Chip Fund will distribute substantially all of its undistributed net investment income, net capital gain, net short-term capital gain and net gains from foreign currency transactions, if any, in order to continue to maintain its tax status as a regulated investment company.

Blue Chip Fund accumulated capital loss carryovers (“CLCs”) for federal income tax purposes through the end of its most recently completed taxable year. The amount of those CLCs (plus any net capital losses for those purposes Blue Chip Fund sustains during its taxable year ending on the Closing Date) that Growth & Income Fund may utilize after the Reorganization may be limited under the Code, for any particular taxable year, generally to the product of Blue Chip Fund’s value immediately before the Reorganization multiplied by the “long-term tax-exempt rate” in effect for the month in which the Reorganization occurs (which was 3.82% for October 2011), plus all or part of any net unrealized built-in gain of Blue Chip Fund as of the Closing Date that Growth & Income Fund recognizes. As a result of that limitation, it is expected that some of those CLCs may expire before Growth & Income Fund can use them.

The foregoing description of the federal income tax consequences of the Reorganization does not take into account the particular circumstances of any shareholder. Shareholders of Blue Chip Fund are therefore urged to consult their tax advisers as to the specific consequences to them of the Reorganization in light of their individual circumstances, including the applicability and effect of state, local, foreign and other tax consequences, if any, of the Reorganization.

Capitalization

The following table sets forth the capitalization of each Fund as of June 30, 2011 and of the Combined Pro Forma Fund on a pro forma combined basis as of that date, after giving effect to the proposed Reorganization.

			Pro Forma	Growth & Income
		Growth &	Adjustments to	Pro Forma Combined
	Blue Chip Fund	Income Fund	Capitalization*	Fund
Net Assets	$126,979,217	$222,103,995	($55,923)	$349,027,289
Shares outstanding	5,817,599	7,299,801		11,471,337
Share Adjustment			(1,646,063)
Net asset value per
share	$21.83	$30.43		$30.43

* The adjustments reflect the costs of the Reorganization to be incurred by Blue Chip Fund.

VOTING INFORMATION

Record Date. Shareholders of record as of the close of business on the Record Date, September 22, 2011, are entitled to vote at the Meeting. On the Record Date, Blue Chip Fund had 5,731,400.009 shares issued and outstanding.

Quorum. The presence, in person or by proxy, of Blue Chip Fund shareholders entitled to cast one-third of all outstanding shares entitled to vote at the Meeting will constitute a quorum. FIL will vote Blue Chip Fund’s shares at the Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the variable annuity contracts or variable life insurance policies. No specific minimum percentage of contract holders/shareholders is required to vote in order for FIL to echo vote the remaining unvoted votes. As a consequence, the presence at the Meeting of FIL will be sufficient to constitute a quorum. In the absence of a quorum or if a quorum is present at the Meeting but votes sufficient to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any lesser number shall be sufficient for an adjournment. Any adjourned session may be held within a reasonable time without further notice. The persons named as proxies will vote those proxies that they are entitled to vote “FOR” the proposal in favor of such an adjournment and will vote those proxies required to be voted “AGAINST” the proposal against such adjournment.

Required Vote. All properly executed and unrevoked voting instructions received in time for the Meeting will be voted as instructed by shareholders. Approval of the proposal requires the affirmative vote of a majority of the outstanding voting securities of Blue Chip Fund as defined in the 1940 Act. This means the affirmative vote of the lesser of (1) more than 50% of the outstanding voting securities of that Fund or (2) 67% or more of the voting securities thereof present at that meeting if more than 50% of the outstanding voting securities thereof are present in person or by proxy at the Meeting. The shares of Blue Chip Fund will be counted using dollar-based voting. This means that each shareholder of that Fund will be entitled to one vote for each dollar of that Fund’s net asset value, and each fractional dollar amount will be entitled to a proportionate fractional vote on the Record Date.

If you execute your voting instruction card but give no voting instructions, your shares that are represented by voting instructions will be voted “FOR” the Reorganization and “FOR” or “AGAINST” any other business that may properly arise at the Meeting, in the proxies’ discretion. Any person giving a voting instruction has the power to revoke it at any time prior to its exercise by executing a superseding voting instruction or by submitting a written notice of revocation to the Secretary of the Trust. To be effective, such revocation must be received by the Secretary prior to the Meeting and must indicate the shareholder’s name and account number. In addition, although mere attendance at the Meeting will not revoke a voting instruction, a shareholder present at the Meeting may withdraw his or her voting instruction by voting in person.

Solicitation. The solicitation of voting instructions will be made by mail. The Trust’s officers, and those employees of FIMCO who assist in the proxy solicitation, will not receive any additional or special compensation for any such efforts.

Beneficial Ownership. As of the Record Date, First Investors Life Insurance Company, 110 Wall Street, New York, New York 10005, beneficially owned 100% of the shares of Blue Chip Fund. As of that same date, the Board, as a group, owned none of those shares.

Shareholder Proposals. As a general matter, Blue Chip Fund does not hold regular annual or other regular meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of Blue Chip Fund’s shareholders should send such proposals to the Trust at 110 Wall Street, New York, New York 10005. Proposals must be received within a reasonable period of time before Blue Chip Fund begins to print and mail its proxy materials. Moreover, inclusion of such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

FINANCIAL HIGHLIGHTS

For tables of the financial highlights of Growth & Income Fund and Blue Chip Fund, see “Financial Highlights” in Appendix B. The financial highlights shown in the tables represent the financial history of the predecessor funds of the same name, which were acquired by the Funds on January 27, 2006. Each Fund has adopted the financial history of its predecessor fund. The financial highlights table is intended to help you understand the financial performance of each Fund for the years indicated. The table sets forth the per share data for each fiscal year and periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rates that an investor would have earned (or lost) on an investment in Growth & Income Fund (assuming reinvestment of all dividends and other distributions). The information has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with each Fund’s financial statements, is included in the Trust’s Annual Report to Shareholders for the year ended December 31, 2010 and Semi-Annual Report to Shareholders for the period ended June 30, 2011, which also are incorporated by reference into the SAI relating to this Proxy/Prospectus, which is available upon request.

OTHER INFORMATION

The index that is used by each Fund in the Average Annual Total Returns table as a benchmark for the Fund’s performance, which is located in the “Comparative Performance Information” section of this Proxy/Prospectus, is the S&P 500 Index. The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries.

Legal Matters

An opinion concerning certain legal matters pertaining to the Reorganization will be provided by legal counsel to the Funds, K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006.

Additional Information

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. Accordingly, it must file certain reports and other information with the SEC. You can copy and review information about the Trust at the SEC’s Public Reference Room in Washington, DC, and at certain of the following SEC Regional Offices: New York Regional Office; Miami Regional Office; Chicago Regional Office; Denver Regional Office; Los Angeles Regional Office; Boston Regional Office; Philadelphia Regional Office; Atlanta Regional Office; Fort Worth Regional Office; Salt Lake Regional Office; and San Francisco Regional Office. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may obtain copies of this information from the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, DC 20549, at prescribed rates.

APPENDIX A

PLAN OF REORGANIZATION AND TERMINATION

     THIS PLAN OF REORGANIZATION AND TERMINATION (“Plan”) is adopted by FIRST INVESTORS LIFE SERIES FUNDS, a Delaware statutory trust (“Trust”), on behalf of First Investors Life Series Blue Chip Fund (“Target”) and First Investors Life Series Growth & Income Fund (“Acquiring Fund”), each a segregated portfolio of assets (“series”) thereof (each sometimes referred to herein as a “Fund”). All agreements, covenants, actions, and obligations of each Fund contained herein shall be deemed to be agreements, covenants, actions, and obligations of, and all rights and benefits created hereunder in favor of each Fund shall inure to and be enforceable by, the Trust acting on its behalf.

     The Trust is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware and is duly registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company; and each Fund is a duly established and designated series thereof. The Trust is classified for federal tax purposes as an association taxable as a corporation, and it has never elected otherwise.

     The Trust sells voting shares of beneficial interest in the Funds (“shares”) to separate accounts of First Investors Life Insurance Company (“First Investors Life”). The Funds are underlying investment options for those separate accounts, which fund certain variable annuity contracts and variable life insurance policies issued by First Investors Life (collectively, “Contracts”). Under applicable law, the assets of those separate accounts (i.e., the shares of the Funds) are the property of First Investors Life, which is the owner of record of those shares, and are held for the benefit of the Contract holders.

     The Trust wishes to effect a reorganization described in section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Plan to be, and adopts it as, a “plan of reorganization” (within the meaning of the regulations under section 368(a) (“Regulations”)). The reorganization will consist of (1) the transfer of Target’s assets to Acquiring Fund in exchange solely for shares in Acquiring Fund and Acquiring Fund’s assumption of Target’s liabilities, (2) the distribution of those shares pro rata to Target’s shareholders in exchange for their shares in Target and in liquidation thereof, and (3) Target’s termination, all on the terms and conditions set forth herein (collectively, “Reorganization”).

     The Trust’s Trust Instrument (“Instrument”) permits it to vary its shareholders’ investment. The Trust does not have a fixed pool of assets -- each series thereof (including each Fund) is a managed portfolio of securities, and First Investors Management Company, Inc., each Fund’s investment adviser (“Adviser”), has the authority to buy and sell securities for it.

     The Trust’s Board of Trustees (“Board”), including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act) thereof, (1) has duly adopted this Plan, duly approved the transactions contemplated hereby, and duly authorized the Trust’s performance hereof on each Fund’s behalf and consummation of the Reorganization and (2) has determined that participation in the Reorganization is in the best interests of each Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

     Target has a single issued and outstanding class of shares (“Target Shares”). Acquiring Fund also has a single issued and outstanding class of shares (“Acquiring Fund Shares”). The rights, powers, privileges, and obligations of the Funds’ shares are substantially similar.

     1. PLAN OF REORGANIZATION AND TERMINATION

     1.1 Subject to the terms and conditions set forth herein, Target shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to Acquiring Fund. In exchange therefor, Acquiring Fund shall –

     (a) issue and deliver to Target the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) Acquiring Fund Shares determined by dividing Target’s net value (computed as set forth in paragraph 2.1) by the net asset value (computed as set forth in paragraph 2.2) (“NAV”) of an Acquiring Fund Share, and

     (b) assume all of Target’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 3.1).

     1.2 The Assets shall consist of all assets and property -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, and deferred and prepaid expenses (other than unamortized organizational expenses) shown as assets on Target’s books -- Target owns at the Valuation Time (as defined in paragraph 2.1).

     1.3 The Liabilities shall consist of all of Target’s liabilities, debts, obligations, and duties of whatever kind or nature existing at the Valuation Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, and whether or not specifically referred to in this Plan. Notwithstanding the foregoing, Target will endeavor to discharge all its known liabilities, debts, obligations, and duties before the Effective Time (as defined in paragraph 3.1).

     1.4 If the dividends and/or other distributions Target has paid through the Effective Time for its current taxable year do not equal or exceed the sum of its (a) “investment company taxable income” (within the meaning of section 852(b)(2)), computed without regard to any deduction for dividends paid, plus (b) “net capital gain” (as defined in section 1222(11)), after reduction by any capital loss carryovers, for that year through that time, then at or as soon as practicable before that time, Target shall declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of that income and gain for all tax periods ending at or before the Effective Time, and treating its current taxable year as ending at that time, such that Target will have no tax liability under section 852 for the current and any prior tax periods.

     1.5 At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares it receives pursuant to paragraph 1.1(a) to the separate accounts for which First Investors Life holds Target Shares of record at the Effective Time (each, a “Shareholder”), in proportion to their Target Shares then held of record and in constructive exchange therefor, and will completely liquidate. That distribution shall be accomplished by the Trust’s transfer agent’s opening accounts on Acquiring Fund’s shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) and crediting each Shareholder’s newly opened or existing account with the respective pro rata number of full and fractional Acquiring Fund Shares due that Shareholder. The aggregate NAV of Acquiring Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Target Shares that Shareholder owned at the Effective Time. All issued and outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target’s shareholder records. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

     1.6 As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within six months after the Effective Time, Target shall be terminated as a series of the Trust and any further actions shall be taken in connection therewith as required by applicable law.

     1.7 Any reporting responsibility of Target to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

     2. VALUATION

     2.1 For purposes of paragraph 1.1(a), Target’s net value shall be (a) the value of the Assets computed immediately after the close of regular trading on the New York Stock Exchange (“NYSE”), and Target’s declaration of dividends and/or other distributions, if any, on the date of the Closing (“Valuation Time”), using the valuation procedures set forth in the Trust’s then-current prospectus and statement of additional information (“Pro/SAI”) and valuation procedures established by the Board, less (b) the amount of the Liabilities at the Valuation Time.

     2.2 For purposes of paragraph 1.1(a), the NAV per Acquiring Fund Share shall be computed at the Valuation Time, using the valuation procedures referred to in paragraph 2.1.

     2.3 All computations pursuant to paragraphs 2.1 and 2.2 shall be made by the Adviser, in its capacity as the Trust’s administrator, and shall be subject to confirmation by Tait, Weller & Baker LLP, the Trust’s independent registered public accounting firm (“Tait”).

     3. CLOSING AND EFFECTIVE TIME

     3.1 Unless the Trust determines otherwise, the Reorganization, together with related acts necessary to consummate it (“Closing”), shall occur at the Trust’s offices on or about  December 16, 2011 or as soon thereafter as practicable after all regulatory approvals have been obtained, and all acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on the date thereof (“Effective Time”). If at or immediately before the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of either Fund (each, an “Exchange”) is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on an Exchange or elsewhere is disrupted so that, in the Board’s judgment, accurate appraisal of the value of either Fund’s net assets and/or the NAV per Acquiring Fund Share is impracticable, the date of the Closing (and, therefore, the Valuation Time and the Effective Time) shall be postponed until the first business day after the day when that trading has been fully resumed and that reporting has been restored.

     3.2 The Trust shall direct the custodian of the Funds’ assets to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating and verifying that (a) the Assets it holds will be transferred to Acquiring Fund at the Effective Time, (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made, and (c) the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Fund, as reflected on Acquiring Fund’s books immediately after the Closing, does or will conform to that information on Target’s books immediately before the Closing.

     3.3 The Trust shall direct its transfer agent to deliver at the Closing (a) a Certificate (1) verifying that Target’s shareholder records contain each Shareholder’s name and address and the number of full and fractional outstanding Target Shares the Shareholder owns at the Effective Time and (2) as to the opening of accounts in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) on Acquiring Fund’s shareholder records and (b) a confirmation, or other evidence satisfactory to the Trust, that the Acquiring Fund Shares to be credited to Target at the Effective Time have been credited to Target’s account on those records.

     4. CONDITIONS PRECEDENT

     4.1 The Trust’s obligation to implement this Plan on Acquiring Fund’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

     (a) At the Effective Time, the Trust, on Target’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or are restricted to resale by their terms); and on delivery and payment for the Assets, the Trust, on Acquiring Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

     (b) The Trust’s current Pro/SAI, insofar as they relate to Target, conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (c) Target is not in material violation of, and the Trust’s adoption and performance of this Plan and consummation of the Reorganization will not conflict with or materially violate, Delaware law or any provision of the Instrument or the Trust’s By-Laws (collectively, “Governing Documents”) or of any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Trust, with respect to Target or on its behalf, is a party or by which it is bound, nor will that adoption, performance, or consummation result in the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, decree, order, or award to which the Trust, with respect to Target or on its behalf, is a party or by which it is bound;

     (d) All material contracts and other commitments of or applicable to Target (other than this Plan and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate, or provision for discharge of any liabilities of Target thereunder will be made, at or before the Effective Time, without either Fund’s incurring any liability or penalty with respect thereto and without diminishing or releasing any rights the Trust, on Target’s behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

     (e) Other than as set forth in Exhibit 1 attached hereto, no litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to Target or any of its properties or assets attributable or allocable to Target, that, if adversely determined, would materially and adversely affect Target’s financial condition or the conduct of its business; and the Trust, on Target’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any judgment, decree, order, or award of any court, governmental body, or arbitrator that materially and adversely affects Target’s business or its ability to consummate the transactions contemplated hereby;

     (f) Target’s Statement of Assets and Liabilities, Portfolio of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the six-month period ended June 30, 2011 (in the case of the last Statement, for that period and the fiscal year ended December 31, 2010), have been audited by Tait and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and those Statements present fairly, in all material respects, Target’s financial condition at June 30, 2011, in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended, and there are no known contingent liabilities of Target required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at such date that are not disclosed therein;

     (g) Since June 30, 2011, there has not been any material adverse change in Target’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Target of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Target Share due to declines in market values of securities Target holds, the discharge of Target’s liabilities, or the redemption of Target Shares by its shareholders shall not constitute a material adverse change;

     (h) All issued and outstanding Target Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Target Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Target’s shareholder records (as provided in the Certificate to be delivered pursuant to paragraph 3.3(a)(1)); and Target does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Shares, nor are there outstanding any securities convertible into any Target Shares;

     (i) All federal, state, and local tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Target required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns have been paid or provision has been made for the payment thereof except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect; to the best of the Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Target is in compliance in all material respects with applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

     (j) Target is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2)); for each taxable year of its operation (including the taxable year that will end at the Effective Time), Target has met (or for that year will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has been (or for that year will be) eligible to and has computed (or for that year will compute) its federal income tax under section 852; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

     (k) Target is in the same line of business that Acquiring Fund is in, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; from the time the Board approved the transactions contemplated hereby (“Approval Time”) through the Effective Time, Target has invested and will invest its assets in a manner that ensures its compliance with the foregoing and paragraph 4.1(j); from the time it commenced operations through the Effective Time, Target has conducted and will conduct its “historic business” (within the meaning of that section) in a substantially unchanged manner; from the Approval Time through the Effective Time, Target (1) has not disposed of and/or acquired, and will not dispose of and/or acquire, any assets (i) for the purpose of satisfying Acquiring Fund’s investment objective or policies or (ii) for any other reason except in the ordinary course of its business as a RIC and (2) has not otherwise changed, and will not otherwise change, its historic investment policies; and the Trust believes, based on its review of each Fund’s investment portfolio, that most of Target’s assets are consistent with Acquiring Fund’s investment objective and policies and that, as a result, all or substantially all of Target’s assets can be transferred to and held by Acquiring Fund;

     (l) At the Effective Time, (1) at least 33⅓% of Target’s portfolio assets will meet Acquiring Fund’s investment objective, strategies, policies, risks, and restrictions (collectively, “Investment Criteria”), (2) Target will not have altered its portfolio in connection with the Reorganization to meet that 33⅓% threshold, and (3) Target will not have modified any of its Investment Criteria as part of the plan of reorganization;

     (m) Target incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

     (n) Target is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

     (o) During the five-year period ending at the Effective Time, neither Target nor any person “related” (within the meaning of section 1.368-1(e)(4) of the Regulations (“Related”), without regard to section 1.368-1(e)(4)(i)(A) thereof) to it will have (1) acquired Target Shares with consideration other than Acquiring Fund Shares or Target Shares, except for shares redeemed in the ordinary course of Target’s business as a series of an open-end investment company pursuant to section 22(e) of the 1940 Act, or (2) made distributions with respect to Target Shares except for (i) normal, regular dividend distributions made pursuant to Target’s historic dividend-paying practice and (ii) other dividends and other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax;

     (p) Target will distribute all the Acquiring Fund Shares it receives in the Reorganization to the Shareholders in complete liquidation in proportion to the number of Target Shares each Shareholder owns; and

     (q) Not more than 25% of the value of Target’s total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers.

     4.2 The Trust’s obligation to implement this Plan on Target’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

     (a) No consideration other than Acquiring Fund Shares (and Acquiring Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

     (b) The Trust’s current Pro/SAI, insofar as they relate to Acquiring Fund, conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (c) Acquiring Fund is not in material violation of, and the Trust’s adoption and performance of this Plan and consummation of the Reorganization will not conflict with or materially violate, Delaware law or any provision of the Governing Documents or of any Undertaking to which the Trust, with respect to Acquiring Fund or on its behalf, is a party or by which it is bound, nor will that adoption, performance, or consummation result in the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, decree, order, or award to which the Trust, with respect to Acquiring Fund or on its behalf, is a party or by which it is bound;

     (d) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to Acquiring Fund or any of its properties or assets attributable or allocable to Acquiring Fund, that, if adversely determined, would materially and adversely affect Acquiring Fund’s financial condition or the conduct of its business; and the Trust, on Acquiring Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any judgment, decree, order, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquiring Fund’s business or its ability to consummate the transactions contemplated hereby;

     (e) Acquiring Fund’s Statements at and for the six-month period ended June 30, 2011 (in the case of the Statement of Changes in Net Assets, for that period and the fiscal year ended December 31, 2010), have been audited by Tait and are in accordance with GAAP; and those Statements present fairly, in all material respects, Acquiring Fund’s financial condition at June 30, 2011, in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended, and there are no known contingent liabilities of Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at such date that are not disclosed therein;

     (f) Since June 30, 2011, there has not been any material adverse change in Acquiring Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Acquiring Fund Share due to declines in market values of securities Acquiring Fund holds, the discharge of Acquiring Fund’s liabilities, or the redemption of Acquiring Fund Shares by its shareholders shall not constitute a material adverse change;

     (g) All issued and outstanding Acquiring Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; and Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor are there outstanding any securities convertible into any Acquiring Fund Shares;

     (h) All Returns of Acquiring Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns have been paid or provision has been made for the payment thereof except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect; to the best of the Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Acquiring Fund is in compliance in all material respects with applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

     (i) Acquiring Fund is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2)); for each taxable year of its operation (including the taxable year that includes the Effective Time), Acquiring Fund has met (or for that year will meet) the requirements of Subchapter M for qualification as a RIC and has been (or for that year will be) eligible to and has computed (or for that year will compute) its federal income tax under section 852; Acquiring Fund intends to continue after the Reorganization to meet all those requirements and to be eligible to and to so compute its federal income tax; and Acquiring Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

     (j) Acquiring Fund is in the same line of business that Target was in preceding the Reorganization, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; following the Reorganization, Acquiring Fund will continue, and has no plan or intention to change, that line of business; and at the Effective Time, (1) at least 33⅓% of Target’s portfolio assets will meet Acquiring Fund’s Investment Criteria and (2) Acquiring Fund will have no plan or intention to change any of its Investment Criteria after the Reorganization;

     (k) Following the Reorganization, Acquiring Fund (1) will continue Target’s “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations) and (2) will use a significant portion of Target’s “historic business assets” (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, Acquiring Fund (3) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (4) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain that status;

     (l) Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor will Acquiring Fund or any person Related to it have any plan or intention at the Effective Time to acquire or redeem -- either directly or through any transaction, agreement, or arrangement with any other person -- any Acquiring Fund Shares issued in the Reorganization other than redemptions that Acquiring Fund will make as a series of an open-end investment company pursuant to section 22(e) of the 1940 Act;

     (m) Before or pursuant to the Reorganization, neither Acquiring Fund nor any person Related to it will have acquired Target Shares, directly or through any transaction, agreement, or arrangement with any other person, with consideration other than Acquiring Fund Shares;

     (n) There is no plan or intention for Acquiring Fund to be dissolved or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

     (o) Acquiring Fund does not own, nor has it owned during the five years preceding the Effective Time, directly or indirectly, any Target Shares;

     (p) Assuming satisfaction of the condition in paragraph 4.1(q), immediately after the Reorganization (1) not more than 25% of the value of Acquiring Fund’s total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers;

     (q) The Acquiring Fund Shares to be issued and delivered to Target hereunder will have been duly authorized and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) at the Effective Time and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, fully paid and non-assessable by the Trust; and

     (r) If the Reorganization is consummated, Acquiring Fund will treat each Shareholder that receives Acquiring Fund Shares in connection with the Reorganization as having made a minimum initial purchase of those shares for the purpose of making additional investments therein, regardless of the value of the shares so received.

     4.3 The Trust’s obligation to implement this Plan on each Fund’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

     (a) No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, or the 1940 Act or state securities laws for the Trust’s adoption and performance, on either Fund’s behalf, of this Plan, except for (1) the Trust’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and proxy statement (“Registration Statement”), and (2) consents, approvals, authorizations, and filings that have been made or received or may be required subsequent to the Effective Time;

     (b) With respect to the condition contained in the preceding paragraph (a) regarding no required governmental approvals, First Investors Life, as the depositor of the separate accounts for which it holds Target Shares, has represented and warranted to the Trust that First Investors Life is not required to obtain from the Commission an order of approval under section 26(c) of the 1940 Act in connection with the transactions contemplated hereby;

     (c) The fair market value of the Acquiring Fund Shares each Shareholder receives will be equal to the fair market value of its Target Shares it actually or constructively surrenders in exchange therefor;

     (d) The Trust’s management (1) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person Related to either Fund or (ii) any portion of the Acquiring Fund Shares they receive in the Reorganization to any person Related to Acquiring Fund, (2) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as a series of an open-end investment company, (3) expects that the percentage of shareholder interests, if any, that will be disposed of as a result, or at the time, of the Reorganization will be de minimis, and (4) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

     (e) The Trust will call a meeting of Target’s shareholders to consider and act on this Plan and to take all other action necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”); this Agreement and the transactions contemplated hereby has been duly approved by Target’s shareholders at the Shareholders Meeting; and to the best of the Trust’s management’s knowledge, at the record date for Target’s shareholders entitled to vote on approval of this Plan, there was no plan or intention by its shareholders to redeem, sell, exchange, or otherwise dispose of a number of Target Shares (or Acquiring Fund Shares to be received in the Reorganization), in connection with the Reorganization, that would reduce their ownership of the Target Shares (or the equivalent Acquiring Fund Shares) to a number of shares that was less than 50% of the number of the Target Shares at that date;

     (f) Target’s shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice concerning the Reorganization), if any, incurred in connection with the Reorganization;

     (g) The fair market value and “adjusted basis” (within the meaning of section 1011) of the Assets will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

     (h) At the Effective Time, there will be no intercompany indebtedness existing between the Funds that was issued, acquired, or settled at a discount;

     (i) Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Target held immediately before the Reorganization; for the purposes of the foregoing, any amounts Target uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (1) redemptions pursuant to section 22(e) of the 1940 Act and (2) dividends and other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax) will be included as assets it held immediately before the Reorganization;

     (j) Immediately after the Reorganization, First Investors Life (on behalf of the Shareholders, i.e., its separate accounts) will be in “control” (within the meaning of section 368(a)(2)(H)(i), i.e., as defined in section 304(c)(1)) of Acquiring Fund;

     (k) None of the compensation received by or to be paid to any Shareholder who or that is a trustee of the Trust or an employee of or service provider to Target will be separate consideration for, or allocable to, any of that Shareholder’s Target Shares; none of the Acquiring Fund Shares any such Shareholder receives in the Reorganization will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

     (l) No expenses incurred by Target or on its behalf in connection with the Reorganization will be paid or assumed by Acquiring Fund, the Adviser, or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Fund Shares will be transferred to Target or any of its shareholders with the intention that that cash or property be used to pay any expenses (even Reorganization Expenses) thereof;

     (m) The Trust’s principal reasons for participating in the Reorganization are bona fide business purposes not related to taxes;

     (n) All necessary filings have been made with the Commission and state securities and insurance authorities, and no order or directive has been received that any other or further action is required to permit the Trust to carry out the transactions contemplated hereby; the Registration Statement has become effective under the 1933 Act, no stop orders suspending the effectiveness thereof have been issued, and, to the Trust’s best knowledge, no investigation or proceeding for that purpose has been instituted or pending, threatened, or contemplated under the 1933 Act or the 1940 Act; the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and all consents, approvals, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities and insurance authorities) the Trust deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

     (o) At the Effective Time, no action, suit, or other proceeding will be pending before any court, governmental agency, or arbitrator in which it is sought to enjoin the enforcement of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

     (p) There will be no dissenters to the Reorganization under the applicable provisions of Delaware law, and Acquiring Fund will not pay cash in lieu of fractional Acquiring Fund Shares in connection with the Reorganization; and

     (q) The Trust has received an opinion of K&L Gates LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may assume satisfaction of all the conditions set forth in this paragraph 4, may treat them as representations and warranties the Trust made to Counsel that shall survive the Closing, and may rely as to factual matters, exclusively and without independent verification, on those representations and warranties and, if Counsel requests, on representations and warranties made in a separate letter addressed to Counsel (collectively, “Representations”). The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on the Representations’ being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Plan (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved), for federal income tax purposes:

     (1) Target’s transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund’s assumption of the Liabilities, followed by Target’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Target Shares and in complete liquidation of Target, will qualify as a “reorganization” (as defined in section 368(a)(1)(D)), and each Fund will be “a party to a reorganization” (within the meaning of section 368(b));

     (2) Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Target Shares;

     (3) Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

     (4) Acquiring Fund’s basis in each Asset will be the same as Target’s basis therein immediately before the Reorganization, and Acquiring Fund’s holding period for each Asset will include Target’s holding period therefor (except where Acquiring Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

     (5) A Shareholder will recognize no gain or loss on the exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

     (6) A Shareholder’s aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Target Shares it actually or constructively surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include, in each instance, its holding period for those Target Shares, provided the Shareholder holds them as capital assets at the Effective Time.

Notwithstanding subparagraphs (2) and (4), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

5. EXPENSES

     All fees payable to governmental authorities for the registration or qualification of the Acquiring Fund Shares distributable hereunder and all transfer agency costs related to the registration of the Acquiring Fund Shares on the books of Acquiring Fund, establishing accounts in the names of contract holders and allocating shares to those accounts shall be paid by Acquiring Fund. Target shall bear all other Reorganization Expenses, including (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing the Registration Statement, and printing and distributing Target’s proxy materials and Acquiring Fund’s prospectus included therein, (2) expenses of holding the Shareholders Meeting (including any adjournments thereof), (3) legal, accounting, and securities registration fees and disbursements in connection with the Reorganization, and (4) brokerage and similar expenses associated with any restructuring of Target in connection with the Reorganization. Notwithstanding the foregoing, an expense shall be paid by the Fund directly incurring it if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

     6. TERMINATION

     The Board may terminate this Plan and abandon the transactions contemplated hereby at any time before the Effective Time, if circumstances develop that, in its opinion, make proceeding with the Reorganization inadvisable for either Fund.

     7. AMENDMENTS

     The Board may amend, modify, or supplement this Plan at any time in any manner, notwithstanding Target’s shareholders’ approval thereof; provided that, following that approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

     8. MISCELLANEOUS

     8.1 This Plan shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of Delaware, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

     8.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Trust (on the Funds’ behalf) and its successors and assigns any rights or remedies under or by reason of this Plan.

     8.3 Notice is hereby given that this instrument is adopted on behalf of the Trust’s trustees solely in their capacities as trustees, and not individually, and that the Trust’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than the Funds but are only binding on and enforceable against the respective Funds’ property. The Trust, in asserting any rights or claims under this Plan on either Fund’s behalf, shall look only to the other Fund’s property in settlement of those rights or claims and not to the property of any other series or to those trustees, officers, or shareholders.

     8.4 Any term or provision of this Plan that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any term or provision hereof in any other jurisdiction.

Dated as of: October 26, 2011

EXHIBIT 1

Target has received notice that it may be a putative member of the proposed defendant class of shareholders in a lawsuit filed in the United States Bankruptcy Court for the District of Delaware on November 1, 2010, by the Official Committee of Unsecured Creditors of the Tribune Company (the "Committee"). The Committee is seeking to recover some or all payments made to beneficial owners of common stock in connection with a leveraged buyout of the Tribune Company, including those made in connection with a 2007 tender offer into which Target tendered its shares of common stock of the Tribune Company. The amount sought from Target, excluding interest and court costs, is $288,456, representing 0.23% of its net assets as of June 30, 2011. In addition, Target has been named in one or more actions brought in New York State court and removed to the Federal District Court for the Southern District of New York. These actions similarly seek recovery of payments made in connection with the leveraged buyout. The extent of Target’s potential liability in any such action has not been determined. Target has been advised by counsel that Target could be held liable to return all or part of the proceeds received in any of these actions, even though Target had no knowledge of, or participation in, any misconduct. Target cannot predict the outcome of these proceedings, and thus has not accrued any of the amounts sought in these actions in its financial statements.

APPENDIX B
FINANCIAL HIGHLIGHTS
GROWTH & INCOME FUND*

Per Share Data
	Net Asset	Income from			Less Distributions
	Value,	Investment Operations			from
	Beginning	Net	Net	Total from	Net	Net	Total
	of Period	Investment	Realized	Investment	Investment	Realized	Distributions
		Income	and	Operations	Income	Gains
			Unrealized
			Gain (Loss)
			on
			Investments
2006	$35.91	$.20	$4.68	$4.88	$.16	$2.27	$2.43
2007	38.36	.41	.25	.66	.20	5.43	5.63
2008	33.39	.40	(11.38)	(10.98)	.41	2.24	2.65
2009	19.76	.27	5.06	5.33	.40	__	.40
2010	24.69	.50	3.45	3.95	.27	__	.27
2011(b)	28.37	.20	2.36	2.56	.50	__	.50

	Total	Ratios/Supplemental Data
	Return
Net	Total	Net	Ratio to Average		Ratio to Average Net Assets		Portfolio
Asset	Return**	Assets	Net Assets†		Before Expenses Waived or		Turnover
Value,		End of			Assumed		Rate
End of		Period
Period		(in	Expenses	Net	Expenses	Net
		Millions)	Before	Investment	Before	Investment
			Fee	Income	Fee	Income (Loss)
			Credits(a)		Credits (a)

$38.36	14.35%	$268.82%		.55%	N/A	N/A	127%
33.39	1.98	258.81		1.14	N/A	N/A	38
19.76	(35.22)	155.83		1.48	N/A	N/A	28
24.69	28.05	187.84		1.27	N/A	N/A	25
28.37	16.19	207.82		1.91	N/A	N/A	27
30.43	9.07	222	.82††	1.36††	N/A	N/A	15
*	Prior to October 18, 2006, known as Growth Fund.
**	The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
†	Net of expenses waived or assumed by the investment advisor.
††	Annualized
a	The ratios do not include a reduction of expenses from brokerage service arrangements.
b	For the period January 1, 2011 to June 30, 2011.

B-1

FINANCIAL HIGHLIGHTS
BLUE CHIP FUND

Per Share Data
	Net Asset	Income from			Less Distributions
	Value,	Investment Operations			from
	Beginning	Net	Net	Total from	Net	Net	Total
	of Period	Investment	Realized	Investment	Investment	Realized	Distributions
		Income	and	Operations	Income	Gains
			Unrealized
			Gain (Loss)
			on
			Investments
2006	$20.85	$.26	$2.74	$3.00	$.20	__	$.20
2007	23.65	.31	.67	.98	.26	__	.26
2008	24.37	.36	(8.10)	(7.74)	.31	__	.31
2009	16.32	.31	3.04	3.35	.36	__	.36
2010	19.31	.30	1.64	1.94	.31	__	.31
2011(b)	20.94	.16	1.03	1.19	.30	__	.30

	Total	Ratios/Supplemental Data
	Return
Net	Total	Net	Ratio to Average		Ratio to Average Net Assets		Portfolio
Asset	Return*	Assets	Net Assets†		Before Expenses Waived or		Turnover
Value,		End of			Assumed		Rate
End of		Period
Period		(in	Expenses	Net	Expenses	Net
		Millions)	Before	Investment		Investment
			Fee	Income		Income (Loss)
			Credits(a)

$23.65	14.49%	$181.82%		1.13%	N/A	N/A	4%
24.37	4.21	173.81		1.20	N/A	N/A	5
16.32	(32.08)	107.83		1.67	N/A	N/A	8
19.31	21.61	121.84		1.78	N/A	N/A	15
20.94	10.22	124.83		1.49	N/A	N/A	15
21.83	5.69	127	.83††	1.48††	N/A	N/A	13

*	The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.
†	Net of expenses waived or assumed by the investment advisor.
††	Annualized
a	The ratios do not include a reduction of expenses from brokerage service arrangements.
b	For the period January 1, 2011 to June 30, 2011.

B-2

APPENDIX C
PURCHASE, EXCHANGE, REDEMPTION PROCEDURES AND OTHER INFORMATION

These procedures are the same for Blue Chip Fund and Growth & Income Fund.

How and when do the Funds price their shares?

The share price (which is called “net asset value” or “NAV” per share) for each Fund is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) each day that the NYSE is open (“Business Day”). Shares of each Fund will not be priced on the days on which the NYSE is closed for trading, such as most national holidays and Good Friday. In the event that the NYSE closes early, the share price will be determined as of the time of the closing. To calculate the NAV, each Fund first values its assets, subtracts its liabilities, and then divides the balance, called net assets, by the number of shares outstanding. Each Fund generally values its investments based upon their last reported sale prices, market quotations, or estimates of value provided by a pricing service as of the close of trading on the NYSE (collectively, “current market values”). Debt obligations with maturities of 60 days or less are valued at amortized cost.

If current market values for investments are not readily available, are deemed to be unreliable, or do not appear to reflect significant events that have occurred prior to the close of trading on the NYSE, the investments may be valued at fair value prices as determined by the investment adviser of the Funds under procedures that have been approved by the Board of Trustees of the Funds. The Funds may fair value a security due to, among other things, the fact that: (a) a pricing service does not offer a current market value for the security; (b) a current market value furnished by a pricing service is believed to be stale; (c) the security does not open for trading or stops trading and does not resume trading before the close of trading on the NYSE, pending some corporate announcement or development; or (d) the security is illiquid or trades infrequently and its market value is therefore slow to react to information. In such cases, the Fund’s investment adviser will price the security based upon its estimate of the security’s market value using some or all of the following factors: the information that is available as of the close of trading on the NYSE, including issuer-specific news; general market movements; sector movements; or movements of similar securities.

Foreign securities are generally priced based upon their market values as of the close of foreign markets in which they principally trade (“closing foreign market prices”). Foreign securities may be priced based upon fair value estimates (rather than closing foreign market prices) provided by a pricing service when price movements in the U.S. subsequent to the closing of foreign markets have exceeded a pre-determined threshold or when foreign markets are closed regardless of movements in the U.S. markets. The pricing service, its methodology or threshold may change from time to time. As in the case of all securities owned by the Funds, foreign securities may also be valued at fair value prices as determined by the investment adviser of the Funds for the other reasons described above.

In the event that a security, domestic or foreign, is priced using fair value pricing, a Fund’s value for that security is likely to be different than the security’s last reported market sale price or quotation. Moreover, fair value pricing is based upon opinions or predictions on how events or information may affect market prices. Thus, different investment advisers may, in good faith and using reasonable procedures, conclude that the same security has a different fair value. Finally, the use of fair value pricing for one or more securities held by a Fund could cause a Fund’s net asset value to be materially different than if the Fund had employed market values in pricing its securities.

Because foreign markets may be open for trading on days that the U.S. markets are closed, the values of securities held by the Funds that trade in markets outside the United States may fluctuate on days that Funds are not open for business.

How do I buy and sell shares?

You cannot invest directly in the Funds. Investments in each Fund may only be made through a purchase of a variable annuity contract (“contract”) or variable life insurance policy (“policy") offered by FIL. The payments received by FIL from the sale of these contracts and policies, less applicable charges and expenses, are invested in Separate Accounts, that in turn invest in the Life Series Funds.

The Fund or Funds that are available to you depend upon which contract or policy you have purchased. For information about how to buy or sell a contract and/or policy and the Funds that are available for the contract or policy you own or are considering, see the Separate Account prospectus.

Can I exchange my shares for the shares of other First Investors Funds?

Shares of First Investors Funds may only be exchanged between Funds that are available to the contract or policy you have purchased. Subject to the restrictions on frequent trading discussed below, for information about how to exchange shares of a Fund for shares of other First Investors Funds, see the Separate Account prospectus.

What are the Funds’ policies on frequent trading in the shares of the Funds?

Each Fund is designed for long-term investment purposes and it is not intended to provide a vehicle for frequent trading. The Board of Trustees of the Funds has adopted policies and procedures to detect and prevent frequent trading in the shares of each of the Funds. These policies and procedures apply uniformly to all accounts. However, the ability of the Funds to detect and prevent frequent trading in certain accounts, such as omnibus accounts, is limited.

It is the policy of each Fund to decline to accept any new account that the Fund has reason to believe will be used for market timing purposes, based upon the amount invested, the Fund or Funds involved, and the background of the shareholder or broker-dealer involved. Alternatively, a Fund may allow such an account to be opened if it is provided with written assurances that the account will not be used for market timing.

It is the policy of the Funds to monitor activity in existing accounts to detect market-timing activity. The criteria used for monitoring differ depending upon the type of account involved. It is the policy of the Funds to reject, without any prior notice, any purchase or exchange transaction if the Funds believe that the transaction is part of a market timing strategy. The Funds also reserve the right to reject exchanges that in the Funds’ view are excessive, even if the activity does not constitute market timing.

If the Funds reject an exchange because it is believed to be part of a market timing strategy or otherwise, neither the redemption nor the purchase side of the exchange will be processed. Alternatively, the Funds may restrict exchange activity that is believed to be part of a market timing strategy or refuse to accept exchange requests via telephone, or any other electronic means.

To the extent that the policies of the Funds are not successful in detecting and preventing frequent trading in the shares of the Funds, frequent trading may: (a) interfere with the efficient management of the Funds by, among other things, causing the Funds to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Funds, particularly for long-term shareholders who do not engage in frequent trading.

With respect to high yield bonds, the risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that high yield bonds generally trade infrequently and therefore their prices are slow to react to information. To the extent that these policies are not successful in preventing a shareholder from engaging in market timing, it may cause dilution in the value of the shares held by other shareholders.

With respect to stocks of small-size and/or mid-size companies, the risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that stocks of small-size and/or mid-size companies may trade infrequently and thus their prices may be slow to react to information. To the extent that these policies are not successful in preventing a shareholder from engaging in market timing, it may cause dilution in the value of the shares held by other shareholders.

With respect to foreign securities, the risks of frequent trading include the risk of time zone arbitrage. Time zone arbitrage occurs when shareholders attempt to take advantage of the fact that the valuation of foreign securities held by a Fund may not reflect information or events that have occurred after the close of the foreign markets on which such securities principally trade but before the close of the NYSE. To the extent that these policies are not successful in preventing a shareholder from engaging in time zone arbitrage, it may cause dilution in the value of the shares held by other shareholders.

What about dividends and capital gain distributions?

The Separate Accounts, which own the shares of the Funds, will receive all dividends and other distributions. As described in the Separate Account prospectus, all dividends and other distributions are reinvested by the appropriate Separate Account in additional shares of the distributing Fund.

To the extent that a Fund has net investment income, it will declare and pay, on an annual basis, dividends from net investment income. Each Fund will declare and distribute any net realized capital gains on an annual basis, usually after the end of each Fund’s fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

October 28, 2011

______________________________________

First Investors Life Series Funds

Blue Chip Fund
Growth & Income Fund
______________________________________

This Statement of Additional Information (“SAI”) relates specifically to the reorganization of First Investors Blue Chip Fund (“Blue Chip Fund”), a series of First Investors Life Series Funds (“Trust”), into First Investors Growth & Income Fund (“Growth & Income Fund”), another series of the Trust, whereby Blue Chip Fund will transfer all of its assets to Growth & Income Fund, and shareholders in Blue Chip Fund will receive shares of Growth & Income Fund, in exchange for shares of Blue Chip Fund (“Reorganization”). This SAI consists of the information set forth herein and the following documents, each of which is incorporated by reference herein and legally forms a part of the SAI:

(1)	The Statement of Additional Information, dated May 1, 2011, as supplemented, of the Trust (File nos. 002-98409, 811-04325), which contains information relating to Blue Chip Fund and Growth & Income Fund.

(2)	The Annual Report to Shareholders of the Trust, which contains information relating to Blue Chip Fund and Growth & Income Fund, for the fiscal year ended December 31, 2010.

(3)	The Semi-Annual Report to Shareholders of the Trust, which contains information relating to Blue Chip Fund and Growth & Income Fund, for the semi-annual period ended June 30, 2011.

The Trust’s Statement of Additional Information that is incorporated by reference above includes information about its other series of the Trust that is not relevant to the Reorganization. Please disregard that information.

This SAI is not a prospectus. A Proxy Statement and Prospectus dated October 28, 2011 (the “Proxy/Prospectus”) relating to the Reorganization may be obtained, without charge, by calling toll free 1 (800) 423-4026 or by writing to Administrative Data Management Corp., Raritan Plaza I, Edison, NJ 08837. This SAI should be read in conjunction with the Proxy/Prospectus.

Pro forma financial statements begin on the next page of this SAI.

1

PRO FORMA FINANCIAL STATEMENTS

The following tables set forth the pro forma Portfolio of Investments as of June 30, 2011, the pro forma condensed Statement of Assets and Liabilities as of June 30, 2011, and the pro forma condensed Statements of Operations for the six-month period ended June 30, 2011 and for the fiscal year ended December 31, 2010 for Blue Chip Fund and Growth & Income Fund (together the “Pro Forma Combined Fund”), as adjusted giving effect to the Reorganization.

The pro forma Portfolio of Investments contains information about the securities holdings of the Pro Forma Combined Fund as of June 30, 2011, which has, and will continue to, change over time due to normal portfolio turnover in response to changes in market conditions as well as decisions by the portfolio managers not to include certain Blue Chip Fund holdings in the combined Fund’s portfolio. Thus, it is expected that some of Blue Chip Fund’s holdings may not remain at the time of the Reorganization.

2

Growth & Income Pro Forma Combined Portfolio of Investments (unaudited) (a)
FIRST INVESTORS LIFE SERIES FUNDS
June 30, 2011

			GROWTH					GROWTH
			& INCOME					& INCOME
BLUE	GROWTH		PRO FORMA			BLUE	GROWTH	PRO FORMA
CHIP	& INCOME		COMBINED			CHIP	& INCOME	COMBINED
SHARES OR PRINCIPAL AMOUNT					SECURITY	V A L U E
					COMMON STOCKS—99.5%
					Consumer Discretionary—13.0%
	56,600		56,600		American Greetings Corporation - Class "A"		$1,360,664	$1,360,664
46,800	61,000		107,800		Best Buy Company, Inc.	$1,469,988	1,916,010	3,385,998
	25,800	*	25,800	*	BorgWarner, Inc.		2,084,382	2,084,382
	49,055		49,055		Brown Shoe Company, Inc.		522,436	522,436
35,700	94,185		129,885		CBS Corporation - Class "B"	1,017,093	2,683,331	3,700,424
	20,861		20,861		CEC Entertainment, Inc.		836,735	836,735
	20,064		20,064		Coach, Inc.		1,282,692	1,282,692
	45,600	*	45,600	*	GameStop Corporation - Class "A"		1,216,152	1,216,152
	43,600	*	43,600	*	GNC Acquisition Holdings, Inc.		950,916	950,916
19,900	45,800		65,700		Home Depot, Inc.	720,778	1,658,876	2,379,654
13,700			13,700		Kohl's Corporation	685,137		685,137
22,500	50,600		73,100		Limited Brands, Inc.	865,125	1,945,570	2,810,695
	20,500		20,500		Lincoln Educational Services Corporation		351,575	351,575
54,900			54,900		Lowe's Companies, Inc.	1,279,719		1,279,719
8,900	24,300		33,200		McDonald's Corporation	750,448	2,048,976	2,799,424
	121,800	*	121,800	*	Morgans Hotel Group Company		875,742	875,742
	80,843		80,843		Newell Rubbermaid, Inc.		1,275,703	1,275,703
	7,100		7,100		NIKE, Inc. - Class "B"		638,858	638,858
	12,200		12,200		Oxford Industries, Inc.		411,872	411,872
	195,100	*	195,100	*	Pier 1 Imports, Inc.		2,257,307	2,257,307
	85,645	*	85,645	*	Ruby Tuesday, Inc.		923,253	923,253
	38,498	*	38,498	*	Steiner Leisure, Ltd.		1,758,589	1,758,589
	180,870		180,870		Stewart Enterprises, Inc. - Class "A"		1,320,351	1,320,351
20,200			20,200		Target Corporation	947,582		947,582
26,800			26,800		Time Warner, Inc.	974,716		974,716
	31,400	*	31,400	*	TRW Automotive Holdings Corporation		1,853,542	1,853,542
	22,400		22,400		Tupperware Brands Corporation		1,510,880	1,510,880
13,000			13,000		Viacom, Inc. - Class "B"	663,000		663,000
30,300			30,300		Walt Disney Company	1,182,912		1,182,912
27,300	67,183		94,483		Wyndham Worldwide Corporation	918,645	2,260,708	3,179,353
						11,475,143	33,945,120	45,420,263
					Consumer Staples—10.5%
	116,100		116,100		Altria Group, Inc.		3,066,201	3,066,201
33,500	50,900		84,400		Avon Products, Inc.	938,000	1,425,200	2,363,200
27,700	35,789		63,489		Coca-Cola Company	1,863,933	2,408,242	4,272,175
8,700			8,700		Costco Wholesale Corporation	706,788		706,788
28,000	41,700		69,700		CVS Caremark Corporation	1,052,240	1,567,086	2,619,326
37,661			37,661		Kraft Foods, Inc. - Class "A"	1,326,797		1,326,797
34,400			34,400		Kroger Company	853,120		853,120
	22,800		22,800		McCormick & Company, Inc.		1,130,196	1,130,196
	41,827		41,827		Nu Skin Enterprises, Inc. - Class "A"		1,570,604	1,570,604
35,300	21,600		56,900		PepsiCo, Inc.	2,486,179	1,521,288	4,007,467
24,800	59,800		84,600		Philip Morris International, Inc.	1,655,896	3,992,846	5,648,742
20,000	19,713		39,713		Procter & Gamble Company	1,271,400	1,253,155	2,524,555
33,500	39,400		72,900		Walgreen Company	1,422,410	1,672,924	3,095,334
25,000	37,064		62,064		Wal-Mart Stores, Inc.	1,328,500	1,969,581	3,298,081
						$14,905,263	$21,577,323	$36,482,586
					Energy—10.1%
11,500	20,900		32,400		Anadarko Petroleum Corporation	882,740	1,604,284	2,487,024
30,300	12,400		42,700		Chevron Corporation	3,116,052	1,275,216	4,391,268
24,371	31,518		55,889		ConocoPhillips	1,832,456	2,369,838	4,202,294
14,700			14,700		Devon Energy Corporation	1,158,507		1,158,507
	42,000		42,000		Ensco, PLC (ADR)		2,238,600	2,238,600
33,000	38,611		71,611		ExxonMobil Corporation	2,685,540	3,142,163	5,827,703
8,200			8,200		Hess Corporation	613,032		613,032
30,500	52,922		83,422		Marathon Oil Corporation	1,606,740	2,787,931	4,394,671
21,200	57,600		78,800		Noble Corporation	835,492	2,270,016	3,105,508
	16,994		16,994		Sasol, Ltd. (ADR)		898,813	898,813
14,700	8,000		22,700		Schlumberger, Ltd.	1,270,080	691,200	1,961,280
19,600	67,507		87,107		Suncor Energy, Inc.	766,360	2,639,524	3,405,884
	7,500		7,500		Transocean, Ltd.		484,200	484,200
						14,766,999	20,401,785	35,168,784

Growth & Income Pro Forma Combined Portfolio of Investments (unaudited)
FIRST INVESTORS LIFE SERIES FUNDS
June 30, 2011

				GROWTH					GROWTH
				& INCOME					& INCOME
BLUE		GROWTH		PRO FORMA			BLUE	GROWTH	PRO FORMA
CHIP		& INCOME		COMBINED			CHIP	& INCOME	COMBINED
SHARES OR PRINCIPAL AMOUNT						SECURITY	V A L U E
						Financials—12.8%
15,100				15,100		ACE, Ltd.	993,882		993,882
21,000				21,000		Allstate Corporation	641,130		641,130
28,200		35,306		63,506		American Express Company	1,457,940	1,825,320	3,283,260
15,600		35,500		51,100		Ameriprise Financial, Inc.	899,808	2,047,640	2,947,448
24,405				24,405		Bank of New York Mellon Corporation	625,256		625,256
		114,800		114,800		Brookline Bancorp, Inc.		1,064,196	1,064,196
16,800		18,405		35,205		Capital One Financial Corporation	868,056	950,986	1,819,042
15,100				15,100		Chubb Corporation	945,411		945,411
		42,743		42,743		Discover Financial Services		1,143,375	1,143,375
		80,200		80,200		Financial Select Sector SPDR Fund (ETF)		1,229,466	1,229,466
		82,170		82,170		First Niagara Financial Group, Inc.		1,084,644	1,084,644
		85,500		85,500		FirstMerit Corporation		1,411,605	1,411,605
		11,600		11,600		IBERIABANK Corporation		668,624	668,624
		37,100		37,100		Invesco, Ltd.		868,140	868,140
52,732		61,856		114,588		JPMorgan Chase & Company	2,158,848	2,532,385	4,691,233
9,300		19,500		28,800		M&T Bank Corporation	817,935	1,715,025	2,532,960
21,500				21,500		MetLife, Inc.	943,205		943,205
25,700		45,313		71,013		Morgan Stanley	591,357	1,042,652	1,634,009
		133,600		133,600		New York Community Bancorp, Inc.		2,002,664	2,002,664
14,100				14,100		Northern Trust Corporation	648,036		648,036
16,600		33,300		49,900		PNC Financial Services Group, Inc.	989,526	1,985,013	2,974,539
		54,800		54,800		SPDR KBW Regional Banking (ETF)		1,394,660	1,394,660
9,000				9,000		SPDR S&P 500 ETF Trust (ETF)	1,187,730		1,187,730
20,000				20,000		State Street Corporation	901,800		901,800
		103,279	*	103,279	*	Sunstone Hotel Investors, Inc. (REIT)		957,396	957,396
17,700				17,700		Travelers Companies, Inc.	1,033,326		1,033,326
43,400		29,688		73,088		U.S. Bancorp	1,107,134	757,341	1,864,475
		68,600		68,600		Urstadt Biddle Properties - Class "A" (REIT)		1,242,346	1,242,346
38,400		31,367		69,767		Wells Fargo & Company	1,077,504	880,158	1,957,662
							17,887,884	26,803,636	44,691,520
						Health Care—11.5%
41,400		44,100		85,500		Abbott Laboratories	$2,178,468	$2,320,542	$4,499,010
21,500	*	13,446	*	34,946	*	Amgen, Inc.	1,254,525	784,574	2,039,099
		15,730		15,730		Baxter International, Inc.		938,924	938,924
25,400				25,400		Bristol-Myers Squibb Company	735,584		735,584
17,100	*	33,900	*	51,000	*	Gilead Sciences, Inc.	708,111	1,403,799	2,111,910
		34,100		34,100		Hill-Rom Holdings, Inc.		1,569,964	1,569,964
40,000		48,375		88,375		Johnson & Johnson	2,660,800	3,217,905	5,878,705
8,200				8,200		McKesson Corporation	685,930		685,930
31,700		22,800		54,500		Medtronic, Inc.	1,221,401	878,484	2,099,885
37,400		51,543		88,943		Merck & Company, Inc.	1,319,846	1,818,952	3,138,798
23,700				23,700		Novartis AG (ADR)	1,448,307		1,448,307
107,157		138,482		245,639		Pfizer, Inc.	2,207,434	2,852,729	5,060,163
		34,953		34,953		Sanofi-Aventis (ADR)		1,404,062	1,404,062
17,500		18,500		36,000		St. Jude Medical, Inc.	834,400	882,080	1,716,480
14,800				14,800		Teva Pharmaceutical Industries, Ltd. (ADR)	713,656		713,656
21,500	*	47,443	*	68,943	*	Thermo Fisher Scientific, Inc.	1,384,385	3,054,855	4,439,240
18,000				18,000		UnitedHealth Group, Inc.	928,440		928,440
12,100	*			12,100	*	Zimmer Holdings, Inc.	764,720		764,720
							19,046,007	21,126,870	40,172,877
						Industrials—16.3%
13,200		31,394		44,594		3M Company	1,252,020	2,977,721	4,229,741
		39,895	*	39,895	*	Altra Holdings, Inc.		957,081	957,081
		36,100		36,100		Armstrong World Industries, Inc.		1,644,716	1,644,716
9,500		21,300		30,800		Caterpillar, Inc.	1,011,370	2,267,598	3,278,968
		50,137		50,137		Chicago Bridge & Iron Company NV - NY Shares		1,950,329	1,950,329
		25,000	*	25,000	*	Esterline Technologies Corporation		1,910,000	1,910,000
		14,700	*	14,700	*	Generac Holdings, Inc.		285,180	285,180
66,600		36,796		103,396		General Electric Company	1,256,076	693,973	1,950,049
11,800		21,535		33,335		Goodrich Corporation	1,126,900	2,056,592	3,183,492
16,800		38,640		55,440		Honeywell International, Inc.	1,001,112	2,302,558	3,303,670
		39,153		39,153		IDEX Corporation		1,795,165	1,795,165
13,500				13,500		Illinois Tool Works, Inc.	762,615		762,615
20,000				20,000		Ingersoll Rand PLC	908,200		908,200
20,700				20,700		ITT Corporation	1,219,851		1,219,851

Growth & Income Pro Forma Combined Portfolio of Investments (unaudited)
FIRST INVESTORS LIFE SERIES FUNDS
June 30, 2011

				GROWTH					GROWTH
				& INCOME					& INCOME
BLUE		GROWTH		PRO FORMA			BLUE	GROWTH	PRO FORMA
CHIP		& INCOME		COMBINED			CHIP	& INCOME	COMBINED
SHARES OR PRINCIPAL AMOUNT						SECURITY	V A L U E
		15,700		15,700		Lockheed Martin Corporation		1,271,229	1,271,229
		48,119	*	48,119	*	Mobile Mini, Inc.		1,019,642	1,019,642
11,100		17,118		28,218		Northrop Grumman Corporation	769,785	1,187,133	1,956,918
11,400		24,800		36,200		Parker Hannifin Corporation	1,023,036	2,225,552	3,248,588
		57,768	*	57,768	*	PGT, Inc.		104,560	104,560
18,900		21,400		40,300		Raytheon Company	942,165	1,066,790	2,008,955
32,200		23,450		55,650		Republic Services, Inc.	993,370	723,433	1,716,803
		36,000		36,000		Snap-on, Inc.		2,249,280	2,249,280
		125,100		125,100		TAL International Group, Inc.		4,319,703	4,319,703
		48,500		48,500		Textainer Group Holdings, Ltd.		1,490,890	1,490,890
		42,300	*	42,300	*	Thermon Group Holdings, Inc.		507,600	507,600
20,525		74,868		95,393		Tyco International, Ltd.	1,014,551	3,700,725	4,715,276
8,800				8,800		United Parcel Service, Inc. - Class "B"	641,784		641,784
19,700		28,700		48,400		United Technologies Corporation	$1,743,647	$2,540,237	$4,283,884
							15,666,482	41,247,687	56,914,169
						Information Technology—17.8%
25,700	*			25,700	*	Adobe Systems, Inc.	808,265		808,265
6,000	*			6,000	*	Apple, Inc.	2,014,020		2,014,020
15,000				15,000		Automatic Data Processing, Inc.	790,200		790,200
		56,900		56,900		Avago Technologies, Ltd.		2,162,200	2,162,200
		174,900	*	174,900	*	Brocade Communications Systems, Inc.		1,129,854	1,129,854
29,800				29,800		CA, Inc.	680,632		680,632
		21,300	*	21,300	*	CACI International, Inc. - Class "A"		1,343,604	1,343,604
		12,100	*	12,100	*	Checkpoint Systems, Inc.		216,348	216,348
94,900		85,600		180,500		Cisco Systems, Inc.	1,481,389	1,336,216	2,817,605
35,000	*			35,000	*	eBay, Inc.	1,129,450		1,129,450
57,500	*	100,000	*	157,500	*	EMC Corporation	1,584,125	2,755,000	4,339,125
43,000		49,240		92,240		Hewlett-Packard Company	1,565,200	1,792,336	3,357,536
90,600		85,952		176,552		Intel Corporation	2,007,696	1,904,696	3,912,392
13,000		30,729		43,729		International Business Machines Corporation	2,230,150	5,271,560	7,501,710
		65,800		65,800		Intersil Corporation - Class "A"		845,530	845,530
130,200		126,800		257,000		Microsoft Corporation	3,385,200	3,296,800	6,682,000
		44,800		44,800		National Semiconductor Corporation		1,102,528	1,102,528
		53,825	*	53,825	*	NCI, Inc. - Class "A"		1,222,904	1,222,904
62,000	*	126,500	*	188,500	*	NCR Corporation	1,171,180	2,389,585	3,560,765
49,900				49,900		Oracle Corporation	1,642,209		1,642,209
		68,355	*	68,355	*	Parametric Technology Corporation		1,567,380	1,567,380
22,200		59,788		81,988		QUALCOMM, Inc.	1,260,738	3,395,361	4,656,099
27,500	*	71,160	*	98,660	*	Symantec Corporation	542,300	1,403,275	1,945,575
		57,400		57,400		TE Connectivity, Ltd.		2,110,024	2,110,024
19,300				19,300		Texas Instruments, Inc.	633,619		633,619
		15,100	*	15,100	*	Varian Semiconductor Equipment Associates, Inc.		927,744	927,744
43,800		103,200		147,000		Western Union Company	877,314	2,067,096	2,944,410
							23,803,687	38,240,041	62,043,728
						Materials—4.5%
		60,133		60,133		Buckeye Technologies, Inc.		1,622,388	1,622,388
		39,600		39,600		Celanese Corporation - Series "A"		2,111,076	2,111,076
27,800				27,800		Dow Chemical Company	1,000,800		1,000,800
15,000				15,000		DuPont (E.I.) de Nemours & Company	810,750		810,750
9,700		45,340		55,040		Freeport-McMoRan Copper & Gold, Inc.	513,130	2,398,486	2,911,616
		64,200		64,200		Kronos Worldwide, Inc.		2,019,090	2,019,090
		11,600		11,600		Praxair, Inc.		1,257,324	1,257,324
		68,320		68,320		RPM International, Inc.		1,572,726	1,572,726
		85,464		85,464		Temple-Inland, Inc.		2,541,699	2,541,699
							2,324,680	13,522,789	15,847,469
						Telecommunication Services—2.4%
61,700		64,083		125,783		AT&T, Inc.	1,937,997	2,012,847	3,950,844
50,600		63,200		113,800		Verizon Communications, Inc.	1,883,838	2,352,936	4,236,774
							3,821,835	4,365,783	8,187,618
						Utilities—.6%
21,800				21,800		American Electric Power Company, Inc.	821,424		821,424
		12,026		12,026		Atmos Energy Corporation		$399,864	$399,864
17,800				17,800		NextEra Energy, Inc.	1,022,788		1,022,788
							1,844,212	399,864	2,244,076
Total Value of Common Stocks (cost $267,859,331)							125,542,192	221,630,898	347,173,090

Growth & Income Pro Forma Combined Portfolio of Investments (unaudited)
FIRST INVESTORS LIFE SERIES FUNDS
June 30, 2011

		GROWTH					GROWTH
		& INCOME					& INCOME
BLUE	GROWTH	PRO FORMA			BLUE	GROWTH	PRO FORMA
CHIP	& INCOME	COMBINED			CHIP	& INCOME	COMBINED
SHARES OR PRINCIPAL AMOUNT			SECURITY	V A L U E
			SHORT-TERM INVESTMENTS—.2%
			Money Market Fund
			First Investors Cash Reserve Fund, .04% (cost
$850 M		$850 M	$850,000)**		850,000		850,000
Total Value of Investments (cost $268,709,331)				99.7%	126,392,192	221,630,898	348,023,090
Other Assets, Less Liabilities				.3	587,025	473,097	1,060,122
Pro Forma Adjustments***					-	-	(55,923)
Net Assets				100.0%	$126,979,217	$222,103,995	$349,027,289

(a)	As of June 30, 2011, all of Blue Chip Fund’s portfolio holdings comply with the investment restrictions of the combined fund.

*	Non-income producing

**	Affiliated unregistered money market fund available only to First Investors funds and certain accounts managed by First Investors Management Company, Inc. Rate shown is the 7-day yield at June 30, 2011.

***	Pro Forma adjustments are due to the estimated costs of the Reorganization which will be borne by the Blue Chip Fund.

Summary of Abbreviations: ADR American Depositary Receipts ETF Exchange Traded Fund REIT Real Estate Investment Trust

See notes to pro forma financial statements

Growth & Income Pro Forma Statements of Assets and Liabilities (unaudited)
FIRST INVESTORS LIFE SERIES FUNDS
June 30, 2011

			PRO		GROWTH & INCOME
	BLUE	GROWTH	FORMA		PRO FORMA
	CHIP	& INCOME	ADJUSTMENTS		COMBINED
Assets
Investments in securities:
Cost - Unaffiliated issuers	$88,502,365	$179,356,966			$267,859,331
Cost - Affiliated money market fund	850,000	-			850,000
Total cost of investments	$89,352,365	$179,356,966			$268,709,331

Value - Unaffiliated issuers	$125,542,192	$221,630,898			$347,173,090
Value - Affiliated money market fund	850,000	-			850,000
Total value of investments	126,392,192	221,630,898			348,023,090
Cash	116,017	-			116,017

Receivables:
Investment securities sold	1,549,434	1,310,870			2,860,304
Interest and dividends	192,110	272,899			465,009
Trust shares sold	18,457	81,516			99,973
Other assets	15,075	23,772			38,847

Total Assets	128,283,285	223,319,955	-		351,603,240

Liabilities
Cash overdraft	-	277,890			277,890
Payables:
Investment securities purchased	1,152,164	725,565			1,877,729
Trust shares redeemed	61,588	62,174			123,762
Accrued advisory fees	76,533	132,392			208,925
Accrued expenses	13,783	17,939	$55,923	(1)	87,645

Total Liabilities	1,304,068	1,215,960	55,923		2,575,951

Net Assets	$126,979,217	$222,103,995	$(55,923)		$349,027,289

Net Assets Consist of:
Capital paid in	$99,053,412	$199,534,214			298,587,626
Undistributed net investment income	935,938	1,462,899	(55,923)		2,342,914
Accumulated net realized loss on investments	(10,049,960)	(21,167,050)			(31,217,010)
Net unrealized appreciation of investments	37,039,827	42,273,932			79,313,759

Total	$126,979,217	$222,103,995	$(55,923)		$349,027,289

Shares of beneficial interest outstanding	5,817,599	7,299,801	(1,646,063)	(2)	11,471,337

Net asset value, offering and redemption price per share -
(Net assets divided by shares outstanding)	$21.83	$30.43			$30.43

(1)	Pro Forma adjustments are due to the estimated costs of the Reorganization which will be borne by the Blue Chip Fund.

(2)	The amount of additional shares assumed to be issued was calculated based on the net assets of the Blue Chip Fund, adjusted for the Pro Forma adjustments, and the net asset value per share of the Growth & Income Fund.

See notes to pro forma financial statements

Growth & Income Pro Forma Statements of Operations (unaudited) (a)
FIRST INVESTORS LIFE SERIES FUNDS
Six Months Ended June 30, 2011

					PRO	GROWTH & INCOME
	BLUE		GROWTH		FORMA	PRO FORMA
	CHIP		& INCOME		ADJUSTMENTS	COMBINED
Investment Income

Dividends	$1,456,822	(b)	$2,337,749	(c)		$3,794,571
Dividends from affiliate	533		745			1,278

Total income	1,457,355		2,338,494			3,795,849

Expenses:
Advisory fees	473,945		805,199		$(13,845)	1,265,299
Professional fees	20,838		27,223		(9,700)	38,361
Custodian fees and expenses	2,785		5,797			8,582
Reports and notices to shareholders	10,996		17,765			28,761
Registration fees	75		75		(75)	75
Trustees' fees	3,218		5,433			8,651
Other expenses	10,244		15,329		(325)	25,248

Total expenses	522,101		876,821		(23,945)	1,374,977
Less expenses paid indirectly	(735)		(1,249)		-	(1,984)

Net expenses	521,366		875,572		(23,945)	1,372,993

Net investment income	935,989		1,462,922		23,945	2,422,856

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	2,116,574		2,492,619			4,609,193
Net unrealized appreciation of investments	3,907,395		14,657,465			18,564,860

Net gain on investments	6,023,969		17,150,084		-	23,174,053

Net Increase in Net Assets Resulting from Operations	$6,959,958		$18,613,006		$23,945	$25,596,909

(a)	The Pro Forma Statement of Operations assumes similar rates of gross investment income for the Blue Chip Fund’s and the Growth & Income Fund’s investments. Accordingly, the combined gross investment income is equal to the sum of each of the Blue Chip Fund’s and the Growth & Income Fund’s gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined fund. The pro forma investment advisory, professional fees and registration fees of the combined fund would have decreased by $23,945 for the six-months ended June 30, 2011, and by $36,198 for the fiscal year ended December 31, 2010. The pro forma expenses are based on the fee schedule to be in effect for the Growth & Income Fund based on the projected average net assets of the Growth & Income Fund and the Blue Chip Fund.

(b)	Net of $9,092 foreign taxes withheld

(c)	Net of $18,360 foreign taxes withheld

See notes to pro forma financial statements

Growth & Income Pro Forma Statements of Operations (unaudited) (a)
FIRST INVESTORS LIFE SERIES FUNDS
Year Ended December 31, 2010

					PRO	GROWTH & INCOME
	BLUE		GROWTH		FORMA	PRO FORMA
	CHIP		& INCOME		ADJUSTMENTS	COMBINED
Investment Income

Dividends	$2,734,260	(b)	$5,162,032	(c)		$7,896,292
Dividends from affiliate	615		3,297			3,912

Total income	2,734,875		5,165,329			7,900,204

Expenses:
Advisory fees	883,213		1,417,186		$(14,710)	2,285,689
Professional fees	31,567		46,071		(18,800)	58,838
Custodian fees and expenses	10,757		22,786			33,543
Reports and notices to shareholders	16,898		25,881			42,779
Registration fees	645		78		(645)	78
Trustees' fees	5,903		9,396			15,299
Other expenses	24,880		34,689		(2,043)	57,526

Total expenses	973,863		1,556,087		(36,198)	2,493,752
Less expenses paid indirectly	(789)		(1,266)		-	(2,055)

Net expenses	973,074		1,554,821		(36,198)	2,491,697

Net investment income	1,761,801		3,610,508		36,198	5,408,507

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	3,948,811		(4,294,539)			(345,728)
Net unrealized appreciation of investments	5,846,267		29,726,354			35,572,621

Net gain on investments	9,795,078		25,431,815		-	35,226,893

Net Increase in Net Assets Resulting from Operations	$11,556,879		$29,042,323		$36,198	$40,635,400

(a)	The Pro Forma Statement of Operations assumes similar rates of gross investment income for the Blue Chip Fund’s and the Growth & Income Fund’s investments. Accordingly, the combined gross investment income is equal to the sum of each of the Blue Chip Fund’s and the Growth & Income Fund’s gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined fund. The pro forma investment advisory, professional fees and registration fees of the combined fund would have decreased by $23,945 for the six-months ended June 30, 2011, and by $36,198 for the fiscal year ended December 31, 2010. The pro forma expenses are based on the fee schedule to be in effect for the Growth & Income Fund based on the projected average net assets of the Growth & Income Fund and the Blue Chip Fund.

(b)	Net of $11,869 foreign taxes withheld

(c)	Net of $23,990 foreign taxes withheld

See notes to pro forma financial statements

Notes to Pro Forma Financial Statements (unaudited)
FIRST INVESTORS LIFE SERIES FUNDS

Basis of Consolidation— The Board of Trustees (the “Board”) of First Investors Life Series Funds, a Delaware statutory trust, unanimously approved a Plan of Reorganization and Termination (the “Plan”) involving First Investors Life Series Blue Chip Fund (“Blue Chip Fund”) and First Investors Life Series Growth & Income Fund (“Growth & Income Fund”) (the “Funds”), each a series of First Investors Life Series Funds at its September 15, 2011 meeting. The Plan provides that, subject to approval by the shareholders of Blue Chip Fund, Growth & Income Fund will acquire all of the assets of Blue Chip Fund in exchange solely for the assumption of all the liabilities of Blue Chip Fund and the issuance of shares of Growth & Income Fund to be distributed pro rata by Blue Chip Fund to its shareholders in complete liquidation and termination of Blue Chip Fund (the “Reorganization”).  Shareholders of Blue Chip Fund will receive shares of Growth & Income Fund.  Shareholders will not pay any sales charges or similar transaction charges in connection with the Reorganization.

The Reorganization will be considered a tax-free reorganization under applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”) with Growth & Income Fund remaining as both the tax and accounting survivor.  As such, the Funds and their shareholders would not recognize any gain or loss as a direct result of the Reorganization. The unaudited pro forma combined financial statements are presented for the information of the shareholders and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at June 30, 2011, the assumed date of combination for purposes of the pro forma financial statements. The unaudited pro forma Portfolio of Investments and Statements of Assets and Liabilities reflect the financial position of the Funds at June 30, 2011. The unaudited pro forma Statements of Operation reflects the results of operations of the Funds for the six months ended June 30, 2011 and for the year ended December 31, 2010.  This unaudited pro forma Portfolio of Investments reflects management’s anticipation that any remaining portfolio transitioning, including any sale of the holdings of Blue Chip Fund and the purchases of assets Growth & Income Fund may hold or wish to hold, will take place shortly prior to the closing date of the Reorganization. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of Growth & Income Fund for pre-combination periods will not be restated.

The unaudited pro forma Portfolio of Investments, Statements of Assets and Liabilities and Statements of Operations should be read in conjunction with the historical financial statements of each Fund, which are incorporated by reference in the Statement of Additional Information.

Security Valuation— Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices.  Securities traded in the over-the-counter ("OTC") market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices based on quotes furnished by a market maker for such securities.  Securities may also be priced by pricing services approved by the Board.  The pricing services consider security type, rating, market condition and yield data as well as market quotations, prices provided by market makers and other available information in determining value.  Short-term debt securities that mature in 60 days or less are valued at amortized cost.  The Funds monitor for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Funds. Examples of such events include trading halts, natural disasters, political events and issuer-specific developments.  If the Funds’ Valuation Committee decides that such events warrant using fair value estimates, it will take such events into consideration in determining the fair values of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board. The Funds also use a pricing service to fair value foreign securities in the event that fluctuation in U.S. securities markets exceed a predetermined level or if a foreign market is closed. For valuation purposes, where applicable, quotations of foreign securities in foreign currency are translated to U.S. dollar equivalents using the foreign exchange quotation in effect.

Capital Shares— The unaudited pro forma net asset value per share assumes additional shares of beneficial interest of Growth & Income Fund issued in connection with the proposed acquisition of Blue Chip Fund by Growth & Income Fund as of June 30, 2011. The number of additional shares issued was calculated by dividing the net assets of Blue Chip Fund by the net asset value per share of Growth & Income Fund.

Reorganization Costs— Blue Chip Fund will bear the costs of the Reorganization (e.g., legal, printing and postage costs).

Use of Estimates in Preparation of Pro Forma Financial Statements— Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America.  Actual results could differ from these estimates.

Federal Income or Excise Taxes— No provision has been made for federal income or excise taxes on net income or net capital gains since it is the policy of each Fund to continue to comply with the special provisions of the Code applicable to regulated investment companies and to make sufficient distributions of net income and net capital gains (in excess of any available capital loss carryovers) to relieve it from all, or substantially all, such taxes. No capital gain distributions shall be made until any capital loss carryovers have been fully utilized or expired. A portion of the usable amount of these capital loss carryovers may be limited in the future.